As filed with the Securities and Exchange Commission on [date]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8352



                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                                1601 K Street, NW
                              Washington, DC 20006
                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code



Date of fiscal year end: December 31



Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.


--------------------------------------------------------------------------------


                                      LKCM
                                      FUNDS


--------------------------------------------------------------------------------



                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND


                                  Annual Report
                                December 31, 2006

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                                              FIVE YEAR      TEN YEAR         AVG.
                                                                                ONE YEAR       AVERAGE        AVERAGE        ANNUAL
                                                                                  TOTAL      ANNUALIZED     ANNUALIZED        TOTAL
                                                                                 RETURN        RETURN         RETURN         RETURN
                                                    INCEPTION     NAV @           ENDED         ENDED          ENDED          SINCE
FUNDS                                                 DATES     12/31/06        12/31/06      12/31/06       12/31/06        INCEPT.
------------------------------------------------------------------------------------------------------------------------------------
LKCM Equity Fund -
   Institutional Class                               1/3/96      $14.43          12.65%         6.05%          7.94%          8.74%
   S&P 500 Index1                                                                15.79%         6.19%          8.42%          9.59%

LKCM Small Cap Equity Fund -
   Institutional Class                              7/14/94      $21.98          14.98%        13.80%         11.91%         14.41%
   Russell 2000 Index2                                                           18.37%        11.39%          9.44%         11.27%

LKCM Small Cap Equity Fund -
   Adviser Class                                     6/5/03      $21.73          14.72%          N/A            N/A          20.38%
   Russell 2000 Index2                                                           18.37%          N/A            N/A          17.85%

LKCM International Fund                            12/30/97      $13.49          27.51%       13.38%            N/A           7.15%
   MSCI/EAFE Index3                                                              26.86%       15.43%            N/A           8.74%

LKCM Balanced Fund                                 12/30/97      $13.36          11.22%        5.30%            N/A           5.56%
   S&P 500 Index1                                                                15.79%        6.19%            N/A           5.95%
   Lehman Government/Credit Bond Index4                                           4.08%        4.53%            N/A           5.60%

LKCM Fixed Income Fund                             12/30/97      $10.19           3.96%        3.61%            N/A           4.95%
   Lehman Government/Credit Bond Index4                                           4.08%        4.53%            N/A           5.60%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

2 The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $763 million.

3 The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

   Note: These indices defined above are not available for direct investment.


From almost all standpoints, 2006 was a good year for the financial markets. Growth in corporate profits remained strong. Short-term interest rates peaked, and there is some anticipation they will begin to decline during the first half of 2007. Bond yields rose during the first half of 2006 and declined in the second half as the Federal Reserve completed its tightening. Oil prices ended 2006 at levels similar to where they began the year, and natural gas prices declined. The rate of inflation was contained although higher on an absolute level than the Federal Reserve Bank would like. Job growth was good with the unemployment rate falling to 4.5%.

The housing sector of the economy continued to weaken, although the fears of a broad-based collapse did not materialize. Strong employment growth offset weaker housing prices and supported continued consumer strength. The overhang of the Iraq War was a negative psychologically but had little impact on consumption.

Global liquidity remained very robust and clearly had a positive impact not only on our economy, but on stock and bond prices as well during 2006. We expect the positive impact to continue during 2007. While short-term interest rates have risen in the U.S. and Europe, the money supply continues to grow. Globally, China and Japan maintained non-restrictive monetary policies conducive to continued growth.

The dollar value of mergers and acquisitions reached all-time highs during 2006. This activity was the result of large pools of capital in private equity funds, very liquid corporate balance sheets, aggressive lending by banks, narrow spreads in the bond market between high and low quality bonds, and reasonable valuations. We believe these conditions will persist during 2007.

In summary, our outlook is for continued economic growth, and for a positive stock market environment in 2007.

The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in equity securities of mid to large sized companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. For 2006, the Fund returned 12.65% vs. the S&P 500 Index's 15.79% return. As of December 31, 2006, the total net assets in the Fund were $50.4 million with 98.9% of the net assets invested in common stocks and 1.1% in cash reserves, net of liabilities. During the year, the LKCM Equity Fund's performance benefited from our investments in the Healthcare and Industrial sectors while our stock selection in the Consumer Discretionary and Financial sectors reduced our performance. We believe the Fund remains well positioned with a broadly diversified portfolio of quality companies.

The LKCM Small Cap Equity Fund is managed to maximize long-term capital appreciation through investment primarily in equity securities of smaller companies. The performance of the Fund's Institutional Class during the year was 14.98% vs. the Russell 2000 Index's 18.37% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above-average growth and return prospects. Stock selection and a focus on valuation remain an important component of our performance. As of December 31, 2006, the total net assets of the Fund were $629.3 million with 95.8% of the net assets invested in common stocks and 4.2% in cash reserves, net of liabilities. Investments in the Financial and Industrial sectors were additive to our results while our Consumer Discretionary and Energy holdings subtracted from our overall performance.

The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, government and corporate bonds and cash. We believe our diversified, total return approach proved successful during the year as the Fund returned 11.22% vs. the 15.79% return in the S&P 500 Index and the 4.08% return in the Lehman Brothers Intermediate Government Credit Index for the year ended December 31, 2006. As of December 31, 2006, total net assets in the Fund were $9.9 million and the asset mix contained 73.0% common stocks, 25.8% corporate bonds, 0.3% government bonds, and 0.9% cash reserves, net of liabilities. The common stock portion of the Fund provided the majority of the Fund's return, while the fixed income sector generated relatively good results in a lackluster bond market environment. We believe the equity sector of the Fund's portfolio was well positioned for the re-emergence in Telecommunications Services and the Healthcare and Information Technology sectors also performed well. The Consumer Discretionary sector of the Fund's portfolio, which includes media and retail, underperformed during the year. We believe the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for long-term investors in the Fund.

The LKCM Fixed Income Fund is managed to provide current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments to create a high quality, low volatility, short-to-intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. During 2006, the total return for the Fund was 3.96% versus 4.08% for the Lehman Brothers Intermediate Government Credit Index. At year end, the Fund had an effective duration of 3.2 years versus the Index at 3.6 years and had a weighted average Standard & Poor's quality rating of single A*. The Fund benefited from its overweight in credit relative to the Index while its shorter effective duration relative to the Index detracted from performance during the second half of the year as all but short rates declined. As of December 31, 2006, the total net assets in the Fund were $106.1 million, with 82.6% invested in corporate bonds, 12.7% invested in U. S. Treasury and agency debt, 2.5% in preferred stock and 2.2% in cash reserves, net of liabilities.

The LKCM International Fund is managed to seek total returns in excess of the MSCI/EAFE Index. A report from TT International, the Fund's sub-adviser, regarding the Fund's performance during 2006 begins on page 4.

At LKCM, our goal is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business, and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM through your investment in these Funds.

/s/ J. Luther King

J. Luther King, Jr., CFA
January 29, 2007

*Ratings provided by Standard & Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 14-26 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-688-LKCM. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 2/07.

                          REPORT FROM TT INTERNATIONAL

The LKCM International Fund is managed to seek total returns in excess of the MSCI/EAFE Index.

2006
LKCM INTERNATIONAL FUND: 27.51%             MSCI EAFE: 26.86%

Performance - The Fund had a positive year both in absolute and relative terms and ended 2006 ahead of the benchmark. Stock selection was the driver of our performance, with European stock selection in particular adding significantly to returns. Within Europe, the Fund's pro-cyclical bias was a benefit with stock selection particularly strong in Materials and Industrials. The best performing stock was Xstrata, the UK mining company, which was the largest active stock position for much of the year. Japanese stock selection suffered from disappointing performance from domestic oriented stocks (Financials and Industrials) on concern over the domestic economic recovery. Being overweight Japan and underweight Europe for much of the year were the main reasons for the negative effect of regional allocation. Despite an improvement in economic fundamentals the Japanese equity market had a disappointing 2006.

Markets - Global equity markets completed another strong year in 2006, with the majority recording double-digit growth. A wobble in May resulted in a broad sell-off, however, it was soon brushed off, fuelled by a resurgent European and tenacious Emerging Markets (EMs), which powered on to new highs.

Despite the global trend for monetary tightening, fundamentals in the U.S. were markedly different from that of the rest of the world. While fading energy prices and strong income growth helped support the U.S. economy in the second half of the year, the ongoing slump in the housing market and a string of weak data sets cast questions over its resilience to recession. However, growth picked up in the fourth quarter, with U.S. consumer spending reviving through a combination of real income growth and improving confidence after the summer's oil price and housing shocks. Recent data on manufacturing activity and even housing point towards growth continuing at roughly the same pace in the first quarter of 2007. As it stands, we believe the U.S. Federal Reserve's hopes that a period of below trend growth would reduce resource utilization have not been realized and they have made it clear that they are still concerned about inflation. Unlike some investors, we don't expect a cut in rates any time soon. In fact, with core inflation continuing to concern the Fed, a rate hike cannot be ruled out completely.

The European economy closed the year in robust health and is likely to remain that way through the early part of 2007. The region has performed above expectations throughout 2006 and despite some weakness in the French and to a lesser extent the Italian economies in the final quarter, the trailblazing performance of Germany continued to support the region as a whole. For now, general consensus - bolstered by the hawkish statements coming from the European Central Bank - indicates insulating against inflation as being the overriding objective for the ECB over the short-term. German business confidence is now at 16-year highs and future expectations remain optimistic. The main threat to Euroland strength going forward will be the combination of German tax increases and monetary tightening. Despite a possible slowdown in growth in first quarter of 2007, compared to recent quarters, economic momentum is likely to remain strong as will merger and acquisition activity.

Japan's year was largely characterised by disappointment. On fundamentals alone the picture was positive, with the economy experiencing its longest consecutive period of growth since World War II - December marked its 59th month. Business sentiment was solid and industrial production surprisingly strong. In contrast, consumer sentiment was, and remains soft suggesting that until there is a pick-up in wage growth, consumer spending growth will remain modest.

The Asian Emerging Markets told a very different story, however, extending their bull-run to a fourth consecutive year in 2006. This was driven mainly by the conducive conditions of tremendous liquidity, strong earnings, robust economic growth and acceleration in merger and acquisition activity. Despite May's sell off, it was the EMs that delivered the most stunning returns over the course of the year, China and India amongst the most impressive. South East Asia was also extremely strong, boosted by the improving macro fundamentals particularly in Indonesia and the Philippines.

Past performance does not guarantee future results.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2006 compared to the Fund's representative market indices. The LKCM Small Cap Equity Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        5 YEARS       10 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND -
  INSTITUTIONAL CLASS                                                        14.98%        13.80%         11.91%        14.41%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                           18.37%        11.39%          9.44%        11.27%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds
Index                                                                        13.70%        10.50%         10.32%        12.53%
------------------------------------------------------------------------------------------------------------------------------------

(1) July 14, 1994

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Institutional Class

Line Chart:

LKCM Small Cap Equity Fund - Institutional Class $30,797
Russell 2000 Index $24,643
Lipper Small Cap Core Funds Index $26,712

           LKCM Small Cap
           Equity Fund -              Russell 2000              Lipper Small Cap
           Institutional Class        Index                     Core Funds Index
12/96      10000                      10000                     10000
12/97      12307                      12236                     12223
12/98      11537                      11925                     11779
12/99      13478                      14460                     14155
12/00      15011                      14023                     15137
12/01      16137                      14371                     16215
12/02      14234                      11428                     13097
12/03      19175                      16828                     18454
12/04      23410                      19912                     21843
12/05      26785                      20819                     23494
12/06      30797                      24643                     26712

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $763 million.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PAST           PAST          SINCE
                                                                                            YEAR          3 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND - ADVISER CLASS                                                 14.72%         16.83%        20.38%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                                         18.37%         13.56%        17.85%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index                                                          13.70%         13.12%        18.34%
------------------------------------------------------------------------------------------------------------------------------------

(1) June 5, 2003

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Adviser Class

Line Chart:
LKCM Small Cap Equity Fund - Adviser Class $19,400
Russell 2000 Index $17,982
Lipper Small Cap Core Funds Index $18,250

                 LKCM Small Cap                                     Lipper Small
                 Equity Fund -             Russell 2000             Cap Core
                 Adviser Class             Index                    Funds Index
6/03             10000                     10000                    10000
12/03            12165                     12280                    12228
6/04             13489                     13405                    13351
12/04            14813                     14530                    14473
6/05             15862                     14861                    15262
12/05            16911                     15192                    16051
6/06             17500                     17500                    17500
12/06            19400                     17982                    18250

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $763 million.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2006 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        5 YEARS       10 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM EQUITY FUND -
  INSTITUTIONAL CLASS                                                        12.65%         6.05%          7.94%         8.74%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                15.79%         6.19%          8.42%         9.59%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap
Core Funds Index                                                             13.39%         5.00%          7.27%         8.36%
------------------------------------------------------------------------------------------------------------------------------------
(1) January 3, 1996

A Hypothetical $10,000 Investment in LKCM Equity Fund - Institutional Class


Line Chart:

LKCM Equity Fund - Institutional Class $21,477
S&P 500 Index $22,447
Lipper Large-Cap Core Funds Index $20,170

                LKCM Equity                                     Lipper Large-Cap
                Fund - Institutional       S&P 500              Core Funds
                Class                      Index                Index
12/96           10000                      10000                10000
12/97           12357                      13336                12922
12/98           13977                      17148                16403
12/99           17201                      20756                19577
12/00           17913                      18866                18134
12/01           16012                      16624                15807
12/02           13668                      12950                12450
12/03           16864                      16664                15539
12/04           18193                      18478                16826
12/05           19065                      19385                17788
12/06           21477                      22447                20170

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

The Lipper Large-Cap Core Funds Index is an unmanaged index consisting of large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2006 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        3 YEARS        5 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM BALANCED FUND                                                           11.22%         8.04%          5.30%         5.56%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Bond Index                     4.08%         2.90%          4.53%         5.60%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                15.79%        10.44%          6.19%         5.95%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Mixed-Asset Target Allocation Growth Funds Index                      13.55%         9.61%          7.66%         6.66%
------------------------------------------------------------------------------------------------------------------------------------

(1) December 30, 1997

A Hypothetical $10,000 Investment in LKCM Balanced Fund

Line Chart:
LKCM Balanced Fund $16,270
Lehman Brothers Intermediate Government/Credit Bond Index $16,328
S&P 500 Index $16,825
Lipper Mixed-Asset Target Allocation Growth Funds Index $17,866

                         Lehman Brothers
                         Intermediate         Lipper Mixed-Asset
         LKCM            Government/Credit    Target Allocation Growth   S&P 500
         Balanced Fund   Bond Index           Funds Index                Index
1/98     10000           10000                10000                      10000
         10694           10417                10955                      11771
12/98    11283           10947                11508                      12858
         12206           10698                12218                      14450
12/99    12809           10712                12541                      15564
         12685           11159                12759                      15498
12/00    12510           11981                12841                      14147
         12381           12401                12626                      13199
12/01    12569           13000                12426                      12465
         11751           13519                11675                      10825
12/02    11065           14369                11098                      9706
         11777           14980                12083                      10843
12/03    12901           14984                13310                      12491
         13400           15200                13900                      13100
12/04    13817           15444                14544                      13850
         14117           15690                13738                      14578
12/05    14628           15688                15260                      14530
         15750           15750                15750                      15750
12/06    16270           16328                17866                      16825

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2006 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        3 YEARS        5 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM FIXED INCOME FUND                                                        3.96%         2.84%          3.61%         4.95%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Bond Index                     4.08%         2.90%          4.53%         5.60%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Short Intermediate Investment-Grade
Debt Funds Index                                                              4.08%         2.68%          3.79%         4.92%
------------------------------------------------------------------------------------------------------------------------------------

(1) December 30, 1997

A Hypothetical $10,000 Investment in LKCM Fixed Income Fund

Line Chart:
LKCM Fixed Income Fund $15,447
Lehman Brothers Intermediate Government/Credit Bond Index $16,328
Lipper Short Intermediate Investment-Grade Debt Funds Index $15,407

           LKCM             Lehman Brothers            Lipper Short Intermediate
           Fixed Income     Intermediate Government/   Investment-Grade
           Fund             Credit Bond Index          Debt Funds Index
1/98       10000            10000                      10000
12/98      10727            10947                      10788
12/99      10690            10712                      10682
12/00      11679            11981                      11813
12/01      12925            13000                      12784
12/02      13756            14369                      13844
12/03      14203            14988                      14137
12/04      14596            15444                      14527
12/05      14858            15688                      14804
12/06      15447            16328                      15407

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund as of December 31, 2006 compared to the Fund's representative market indices. The LKCM International Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        3 YEARS        5 YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------------------
LKCM INTERNATIONAL FUND                                                      27.51%        19.68%         13.38%         7.15%
------------------------------------------------------------------------------------------------------------------------------------
MSCI/EAFE Index(2)                                                           26.86%        20.41%         15.43%         8.74%
------------------------------------------------------------------------------------------------------------------------------------
Lipper International Multi-Cap Value Funds Index                             27.55%        21.14%         17.28%        11.00%
------------------------------------------------------------------------------------------------------------------------------------

(1)  December 30, 1997

(2)  Morgan Stanley Capital International Europe, Australasia, Far East Index

A Hypothetical $10,000 Investment in LKCM International Fund

Line Chart:
LKCM International Fund $18,625
MSCI/EAFE Index $21,277
Lipper International Multi-Cap Value Funds Index $25,582

           LKCM International   MSCI/EAFE         Lipper International Multi-Cap
           Fund                 Index             Value Funds Index
1/98       10000                10000             10000
12/98      11010                12033             11266
12/99      15712                15317             15527
12/00      14035                13179             13243
12/01      9942                 10385             10683
12/02      8067                 8758              9206
12/03      10869                12189             12520
12/04      12123                14711             14830
12/05      14607                16773             17175
12/06      18625                21277             25582

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

The Lipper International Multi-Cap Value Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI.

                 LKCM FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2006

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/06-12/31/06).

ACTUAL EXPENSES
     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                   LKCM SMALL CAP EQUITY FUND -
                                                       INSTITUTIONAL CLASS
                                           ----------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/06-
                                               7/1/06        12/31/06       12/31/06
-----------------------------------------------------------------------------------------
Actual .....................................  $1,000.00       $1,063.70        $4.99
Hypothetical (5% return before expenses) ...  $1,000.00       $1,020.37        $4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                              LKCM SMALL CAP EQUITY FUND- ADVISER CLASS
                                           ----------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/06-
                                               7/1/06        12/31/06       12/31/06
-----------------------------------------------------------------------------------------
Actual .....................................  $1,000.00       $1,062.50        $6.29
Hypothetical (5% return before expenses) ...  $1,000.00       $1,019.11        $6.16

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                          LKCM EQUITY FUND
                                           ----------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/06-
                                               7/1/06        12/31/06       12/31/06
-----------------------------------------------------------------------------------------
Actual .....................................  $1,000.00       $1,107.30        $4.25
Hypothetical (5% return before expenses) ...  $1,000.00       $1,021.17        $4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                         LKCM BALANCED FUND
                                           ----------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                               BEGINNING       ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/06-
                                               7/1/06        12/31/06       12/31/06
-----------------------------------------------------------------------------------------
Actual .....................................  $1,000.00       $1,089.70        $4.21
Hypothetical (5% return before expenses) ...  $1,000.00       $1,021.17        $4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                        LKCM FIXED INCOME FUND
                                           ----------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/06-
                                               7/1/06        12/31/06       12/31/06
-----------------------------------------------------------------------------------------
Actual .....................................  $1,000.00       $1,038.60        $3.34
Hypothetical (5% return before expenses) ...  $1,000.00       $1,021.93        $3.31

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                     LKCM INTERNATIONAL FUND
                                           ----------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING        ENDING     DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/06-
                                               7/1/06        12/31/06       12/31/06
-----------------------------------------------------------------------------------------
Actual .....................................  $1,000.00       $1,148.80        $6.50
Hypothetical (5% return before expenses) ...  $1,000.00       $1,019.16        $6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

       ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- DECEMBER 31, 2006 Percentages represent market value as a percentage of total investments.


Pie Chart:
LKCM SMALL CAP EQUITY FUND
Short-Term Investments                        4.0%
Common Stocks                                96.0%


Pie Chart:
LKCM BALANCED FUND
U.S. Government & Agency Issues               0.3%
Common Stocks                                73.3%
Corporate Bonds                              25.9%
Short-Term Investments                        0.5%


Pie Chart:
LKCM INTERNATIONAL FUND
Preferred Stocks                              1.7%
Common Stocks                                98.0%
Short-Term Investments                        0.3%


Pie Chart:
LKCM EQUITY FUND
Short-Term Investments                        0.8%
Common Stocks                                99.2%


Pie Chart:
LKCM FIXED INCOME FUND
U.S. Government & Agency Issues              10.9%
Preferred Stocks                              2.5%
Short-Term Investments                        4.2%
Corporate Bonds                              82.4%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

-----------------------------------------------------------------
COMMON STOCKS - 95.8%                        SHARES         VALUE
-----------------------------------------------------------------
AEROSPACE & DEFENSE - 3.1%
  Hexcel Corporation (a)                    496,000  $  8,635,360
  Ladish Co., Inc. (a)                      284,350    10,543,698
                                                     ------------
                                                       19,179,058
                                                     ------------
AIR FREIGHT & LOGISTICS - 0.9%
  Forward Air Corporation                   197,500     5,713,675
                                                     ------------
AUTO COMPONENTS - 2.0%
  Drew Industries Incorporated (a)          212,900     5,537,529
  Tenneco Inc. (a)                          282,650     6,987,108
                                                     ------------
                                                       12,524,637
                                                     ------------
BIOTECHNOLOGY - 1.0%
  Human Genome Sciences, Inc. (a)           507,050     6,307,702
                                                     ------------

CAPITAL MARKETS - 1.4%
  Penson Worldwide, Inc. (a)                330,900     9,069,969
                                                     ------------

COMMERCIAL BANKS - 9.0%
  Capitol Bancorp Ltd.                      128,300     5,927,460
  Cullen/Frost Bankers, Inc.                120,500     6,726,310
  First State Bancorporation                305,000     7,548,750
  Glacier Bancorp, Inc.                     352,180     8,607,279
  Hancock Holding Company                   116,900     6,176,996
  The South Financial Group, Inc.           270,750     7,199,242
  Sterling Financial Corporation            218,950     7,402,700
  UCBH Holdings, Inc.                       403,850     7,091,606
                                                     ------------
                                                       56,680,343
                                                     ------------
  COMMERCIAL SERVICES & SUPPLIES - 5.9%
  Airgas, Inc.                              156,200     6,329,224
  Bright Horizons Family Solutions,
    Inc. (a)                                189,650     7,331,869
  Knoll, Inc.                               363,500     7,997,000
  Mobile Mini, Inc. (a)                     279,268     7,523,480
  Resources Connection, Inc. (a)            240,300     7,651,152
                                                     ------------
                                                       36,832,725
                                                     ------------
CONSTRUCTION & ENGINEERING - 2.3%
  EMCOR Group, Inc. (a)                     136,200     7,742,970
  MasTec, Inc. (a)                          601,800     6,944,772
                                                     ------------
                                                       14,687,742
                                                     ------------
CONSUMER FINANCE - 1.9%
  Cash America International, Inc.          249,450    11,699,205
                                                     ------------

CONTAINERS & PACKAGING - 1.3%
  Silgan Holdings Inc.                      190,900     8,384,328
                                                     ------------

DIVERSIFIED MANUFACTURING - 1.0%
  Raven Industries, Inc.                    243,450     6,524,460
                                                     ------------

EDUCATION SERVICES - 1.0%
  Laureate Education Inc. (a)               134,600     6,545,598
                                                     ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
  Axsys Technologies, Inc. (a)              216,798     3,809,141
  I.D. Systems, Inc. (a)                    226,950     4,271,199
  MTS Systems Corporation                    92,300     3,564,626
  Rofin-Sinar Technologies, Inc. (a)        109,300     6,608,278
  Rogers Corporation (a)                    122,900     7,269,535
  Veeco Instruments Inc. (a)                294,750     5,520,667
                                                     ------------
                                                       31,043,446
                                                     ------------

-----------------------------------------------------------------
COMMON STOCKS                                SHARES         VALUE
-----------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 3.1%
  Dril-Quip, Inc. (a)                       139,000  $  5,443,240
  Hydril (a)                                 84,500     6,353,555
  Superior Well Services, Inc. (a)          290,150     7,416,234
                                                     ------------
                                                       19,213,029
                                                     ------------
FOOD & STAPLES RETAILING - 3.6%
  Pathmark Stores, Inc. (a)                 552,100     6,155,915
  Reddy Ice Holdings, Inc.                  333,450     8,609,679
  United Natural Foods, Inc. (a)            227,350     8,166,412
                                                     ------------
                                                       22,932,006
                                                     ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
  ArthroCare Corporation (a)                155,950     6,225,524
  Immucor, Inc. (a)                         112,650     3,292,759
  IntraLase Corp (a)                        380,050     8,505,519
                                                     ------------
                                                       18,023,802
                                                     ------------
HEALTH CARE PROVIDERS & SERVICES - 3.7%
  inVentiv Health Inc. (a)                  240,950     8,517,583
  MWI Veterinary Supply, Inc. (a)           161,050     5,201,915
  PSS World Medical, Inc. (a)               484,100     9,454,473
                                                     ------------
                                                       23,173,971
                                                     ------------
HOTELS, RESTAURANTS & LEISURE - 3.5%
  The Cheesecake Factory Incorporated (a)   225,600     5,549,760
  IHOP Corp.                                 82,000     4,321,400
  Landry's Restaurants, Inc.                189,450     5,700,550
  LIFE TIME FITNESS, Inc. (a)               130,000     6,306,300
                                                     ------------
                                                       21,878,010
                                                     ------------
HOUSEHOLD DURABLES - 1.2%
  Tempur-Pedic International Inc. (a)       357,200     7,308,312
                                                     ------------

INFORMATION TECHNOLOGY SERVICES - 1.3%
  Ness Technologies Inc. (a)                588,650     8,394,149
                                                     ------------

INSURANCE - 3.7%
  American Equity Investment Life
  Holding Company                           542,150     7,064,214
  Argonaut Group, Inc. (a)                  238,125     8,301,038
  Max Re Capital Ltd. (b)                   309,400     7,679,308
                                                     ------------
                                                       23,044,560
                                                     ------------
INTERNET SOFTWARE & SERVICES - 0.6%
  Access Integrated Technologies Inc. -
    Class A (a)                             434,100     3,785,352
                                                     ------------

MACHINERY - 5.0%
  Albany International Corp. - Class A      178,800     5,884,308
  CLARCOR Inc.                              238,800     8,073,828
  Franklin Electric Co., Inc.               170,200     8,746,578
  Gehl Company (a)                          190,200     5,236,206
  Nordson Corporation                        66,000     3,288,780
                                                     ------------
                                                       31,229,700
                                                     ------------
MARINE - 2.2%
  Kirby Corporation (a)                     216,200     7,378,906
  Quintana Maritime Ltd. (b)                593,050     6,535,411
                                                     ------------
                                                       13,914,317
                                                     ------------
MEDIA - 1.2%
  Entercom Communications Corp. - Class A   274,650     7,739,637
                                                     ------------

MULTILINE RETAIL - 1.0%
  Conn's, Inc. (a)                          267,400     6,222,398
                                                     ------------


   The accompanying notes are an integral part of these financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

-----------------------------------------------------------------
COMMON STOCKS                                SHARES         VALUE
-----------------------------------------------------------------
OIL & GAS DRILLING - 1.1%
  Union Drilling, Inc. (a)                  496,124  $  6,985,426
                                                     ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.2%
  Cabot Oil & Gas Corporation               117,500     7,126,375
  Encore Acquisition Company (a)            194,350     4,767,405
  Parallel Petroleum Corporation (a)        293,750     5,161,188
  St. Mary Land & Exploration Company        82,750     3,048,510
                                                     ------------
                                                       20,103,478
                                                     ------------
PHARMACEUTICALS - 2.0%
  Bentley Pharmaceuticals, Inc. (a)         448,300     4,559,211
  Perrigo Company                           458,100     7,925,130
                                                     ------------
                                                       12,484,341
                                                     ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.9%
  Cirrus Logic, Inc. (a)                      807,377   5,554,754
  RF Micro Devices, Inc. (a)                  918,010   6,233,288
  Spansion Inc. - Class A (a)                 454,400   6,752,384
                                                     ------------
                                                       18,540,426
                                                     ------------
SOFTWARE - 7.4%
  Ariba, Inc. (a)                             688,400   5,328,216
  i2 Technologies, Inc. (a)                   384,650   8,777,713
  Nuance Communications, Inc. (a)           1,002,250  11,485,785
  Parametric Technology Corporation (a)       414,910   7,476,678
  TIBCO Software Inc. (a)                     739,450   6,980,408
  Verint Systems Inc. (a)                     185,300   6,352,084
                                                     ------------
                                                       46,400,884
                                                     ------------
SPECIALTY RETAIL - 5.6%
  Charming Shoppes, Inc. (a)                  336,150   4,548,109
  Gamestop Corporation - Class A (a)          115,700   6,376,227
  Jos. A. Bank Clothiers, Inc. (a)            188,493   5,532,270
  Rent-A-Center, Inc. (a)                     288,000   8,498,880
  Stein Mart, Inc.                            323,250   4,286,295
  Tractor Supply Company (a)                  128,300   5,736,293
                                                     ------------
                                                       34,978,074
                                                     ------------
THRIFTS & MORTGAGE FINANCE - 1.0%
  City Bank                                   177,682   6,361,016
                                                     ------------

TRADING COMPANIES & DISTRIBUTORS - 1.5%
  Anixter International, Inc. (a)             171,800   9,328,740
                                                     ------------

WIRELESS TELECOMMUNICATION SERVICES - 2.4%
  Premiere Global Services, Inc. (a)          791,050   7,467,512
  SBA Communications Corporation -
    Class A (a)                               285,500   7,851,250
                                                     ------------
                                                       15,318,762
                                                     ------------

TOTAL COMMON STOCKS
    (Cost $500,377,746)                               602,553,278
                                                     ------------

-----------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.0%                  SHARES       VALUE
-----------------------------------------------------------------
MONEY MARKET FUNDS - 4.0%
  Columbia Money Market Reserves Fund -
    Capital Shares                       18,039,641  $ 18,039,641
  Dreyfus Cash Management Fund -
    Investor Shares                       7,359,612     7,359,612
                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $25,399,253)                                 25,399,253
                                                     ------------

TOTAL INVESTMENTS - 99.8%
    (Cost $525,776,999)                               627,952,531

  Other Assets in Excess of Liabilities - 0.2%          1,387,617
                                                     ------------

  TOTAL NET ASSETS - 100.0%                          $629,340,148
                                                     ============

(a)  Non-income producing security.

(b)  Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

-----------------------------------------------------------------
COMMON STOCKS - 98.9%                          SHARES       VALUE
-----------------------------------------------------------------
AEROSPACE & DEFENSE - 6.4%
  Honeywell International Inc.               16,000  $    723,840
  Raytheon Company                           18,000       950,400
  Rockwell Collins, Inc.                     15,000       949,350
  United Technologies Corporation            10,000       625,200
                                                     ------------
                                                        3,248,790
                                                     ------------
AIR FREIGHT & LOGISTICS - 0.7%
  United Parcel Service, Inc. - Class B       5,000       374,900
                                                     ------------

BEVERAGES - 5.6%
  The Coca-Cola Company                      14,000       675,500
  Fomento Economico Mexicano,
     S.A. de C.V. - ADR (b)                   5,000       578,800
  Molson Coors Brewing Company - Class B      8,000       611,520
  PepsiCo, Inc.                              15,000       938,250
                                                     ------------
                                                        2,804,070
                                                     ------------
BUILDING PRODUCTS - 1.0%
  American Standard Companies Inc.           10,500       481,425
                                                     ------------

CHEMICALS - 3.0%
  Air Products and Chemicals, Inc.            9,000       632,520
  E. I. du Pont de Nemours & Company         10,000       487,100
  The Valspar Corporation                    13,700       378,668
                                                     ------------
                                                        1,498,288
                                                     ------------
COMMERCIAL BANKS - 6.4%
  Bank of America Corporation                15,000       800,850
  Compass Bancshares, Inc.                   11,900       709,835
  Cullen/Frost Bankers, Inc.                 13,000       725,660
  Wachovia Corporation                        8,500       484,075
  Wells Fargo & Company                      14,000       497,840
                                                     ------------
                                                        3,218,260
                                                     ------------
COMMERCIAL SERVICES & SUPPLIES - 3.0%
  Allied Waste Industries, Inc. (a)          59,000       725,110
  Waste Management, Inc.                     22,000       808,940
                                                     ------------
                                                        1,534,050
                                                     ------------
COMMUNICATIONS EQUIPMENT - 3.2%
  Cisco Systems, Inc. (a)                      34,000     929,220
  Motorola, Inc.                               34,000     699,040
                                                     ------------
                                                        1,628,260
                                                     ------------
COMPUTERS & PERIPHERALS - 2.7%
  EMC Corporation (a)                          45,000     594,000
  International Business
    Machines Corporation                        8,000     777,200
                                                     ------------
                                                        1,371,200
                                                     ------------
CONSTRUCTION & ENGINEERING - 1.0%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                        18,000     492,120
                                                     ------------

CONTAINERS & PACKAGING - 2.3%
  Temple-Inland Inc.                           25,000   1,150,750
                                                      -----------

DIVERSIFIED FINANCIAL SERVICES - 1.8%
  Citigroup Inc.                                5,500     306,350
  JPMorgan Chase & Co.                         13,000     627,900
                                                     ------------
                                                          934,250
                                                     ------------

-----------------------------------------------------------------
COMMON STOCKS                                  SHARES       VALUE
-----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.6%
  ALLTEL Corporation                          7,000  $    423,360
  AT&T Inc.                                  20,000       715,000
  Embarq Corporation                          9,100       478,296
  Verizon Communications Inc.                18,500       688,940
                                                     ------------
                                                        2,305,596
                                                     ------------
ELECTRIC UTILITIES - 1.1%
  Allegheny Energy, Inc. (a)                 11,600       532,556
                                                     ------------

ENERGY EQUIPMENT & SERVICES - 2.1%
  GlobalSantaFe Corporation (b)               4,700       276,266
  National-Oilwell Varco Inc. (a)             6,000       367,080
  Noble Corporation (b)                       5,700       434,055
                                                     ------------
                                                        1,077,401
                                                     ------------
FOOD & STAPLES RETAILING - 1.0%
  CVS Corporation                            16,000       494,560
                                                     ------------

FOOD PRODUCTS - 1.1%
  McCormick & Company, Incorporated (c)      14,600       562,976
                                                     ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 5.7%
  Alcon, Inc. (b)                             4,800       536,496
  DENTSPLY International Inc.                17,000       507,450
  ResMed Inc. (a)                             8,000       393,760
  Respironics, Inc. (a)                      14,000       528,500
  Thermo Fisher Scientific, Inc. (a)         20,000       905,800
                                                     ------------
                                                        2,872,006
                                                     ------------
HOTELS, RESTAURANTS & LEISURE - 1.0%
  Starbucks Corporation (a)                  14,000       495,880
                                                     ------------

HOUSEHOLD PRODUCTS - 3.2%
  Kimberly-Clark Corporation                 11,500       781,425
  The Procter & Gamble Company               13,000       835,510
                                                     ------------
                                                        1,616,935
                                                     ------------
INDUSTRIAL CONGLOMERATES - 1.5%
  General Electric Company                   20,000       744,200
                                                     ------------

INSURANCE - 1.4%
  Prudential Financial, Inc.                  8,000       686,880
                                                     ------------

INVESTMENT BANK & BROKERAGE - 0.9%
  Morgan Stanley                              5,700       464,151
                                                     ------------

IT SERVICES - 1.5%
  Accenture Ltd.- Class A (b)                20,000       738,600
                                                     ------------

MARINE - 1.1%
  Kirby Corporation (a)                      16,000       546,080
                                                     ------------

MEDIA - 5.1%
  Clear Channel Communications, Inc.         20,000       710,800
  Gannett Co., Inc.                          11,000       665,060
  Grupo Televisa S.A. - ADR (b)              18,000       486,180
  Time Warner Inc.                           32,000       696,960
                                                     ------------
                                                        2,559,000
                                                     ------------


   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006


-----------------------------------------------------------------
COMMON STOCKS                                SHARES         VALUE
-----------------------------------------------------------------
MULTILINE RETAIL - 0.9%
  Kohl's Corporation (a)                      6,300  $    431,109
                                                     ------------

MULTI-UTILITIES & UNREGULATED POWER - 0.8%
  National Fuel Gas Company                  11,000       423,940
                                                     ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.1%
  Devon Energy Corporation                    3,700       248,196
  El Paso Corporation                        37,000       565,360
  EOG Resources, Inc.                         7,000       437,150
  Exxon Mobil Corporation                    10,000       766,300
  Noble Energy, Inc.                         10,000       490,700
  Range Resources Corporation                 8,000       219,680
  The Williams Companies, Inc.               30,000       783,600
  XTO Energy, Inc.                           12,000       564,600
                                                     ------------
                                                        4,075,586
                                                     ------------
PAPER & FOREST PRODUCTS - 1.1%
  International Paper Company                17,000       579,700
                                                     ------------

PHARMACEUTICALS - 4.8%
  Abbott Laboratories                        18,000       876,780
  Pfizer Inc.                                28,000       725,200
  Schering-Plough Corporation                35,000       827,400
                                                     ------------
                                                        2,429,380
                                                     ------------
ROAD & RAIL - 1.1%
  Burlington Northern Santa Fe Corporation    7,300       538,813
                                                     ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.0%
  Intel Corporation                          22,000       445,500
  Texas Instruments, Incorporated            20,000       576,000
                                                     ------------
                                                        1,021,500
                                                     ------------
SOFTWARE - 6.0%
  Citrix Systems, Inc. (a)                   15,000       405,750
  Electronic Arts Inc. (a)                    6,100       307,196
  Microsoft Corporation                      20,000       597,200
  Oracle Corporation (a)                     50,000       857,000
  Symantec Corporation (a)                   41,080       856,518
                                                     ------------
                                                        3,023,664
                                                     ------------
SPECIALTY RETAIL - 5.7%
  The Home Depot, Inc.                       20,000       803,200
  PETsMART, Inc.                             31,000       894,660
  Tiffany & Co.                              18,000       706,320
  Tractor Supply Company (a)                 10,000       447,100
                                                     ------------
                                                        2,851,280
                                                     ------------

TOTAL COMMON STOCKS
    (Cost $37,654,347)                                 49,808,156
                                                     ------------

-----------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.8%                SHARES         VALUE
-----------------------------------------------------------------
MONEY MARKET FUND - 0.8%
  Columbia Money Market Reserves Fund -
    Capital Shares                          411,388    $  411,388
                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $411,388)                                       411,388
                                                     ------------

TOTAL INVESTMENTS - 99.7%
    (Cost $38,065,735)                                 50,219,544

  Other Assets in Excess of Liabilities - 0.3%            165,030
                                                     ------------

  TOTAL NET ASSETS - 100.0%                          $ 50,384,574
                                                     ============

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.
  (c)  Non-voting shares.


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

-----------------------------------------------------------------
COMMON STOCKS - 73.0%                        SHARES         VALUE
-----------------------------------------------------------------
AEROSPACE & DEFENSE - 4.7%
  General Dynamics Corporation                1,400  $    104,090
  Raytheon Company                            2,732       144,250
  Rockwell Collins, Inc.                      1,500        94,935
  United Technologies Corporation             2,000       125,040
                                                     ------------
                                                          468,315
                                                     ------------
ASSET MANAGEMENT - 2.9%
  The Bank of New York Company, Inc.          3,600       141,732
  Mellon Financial Corporation                3,440       144,996
                                                     ------------
                                                          286,728
                                                     ------------
BEVERAGES - 2.3%
  The Coca-Cola Company                       2,300       110,975
  PepsiCo, Inc.                               1,900       118,845
                                                     ------------
                                                          229,820
                                                     ------------
BUILDING PRODUCTS - 0.9%
  American Standard Companies Inc.            2,000        91,700
                                                     ------------

CHEMICALS - 2.4%
  Air Products and Chemicals, Inc.            1,800       126,504
  E.I. du Pont de Nemours & Company           2,400       116,904
                                                     ------------
                                                          243,408
                                                     ------------
COMMERCIAL BANKS - 5.2%
  Bank of America Corporation                 2,100       112,119
  Cullen/Frost Bankers, Inc.                  2,600       145,132
  The South Financial Group, Inc.             4,300       114,337
  Wells Fargo & Company                       4,000       142,240
                                                     ------------
                                                          513,828
                                                     ------------
COMMERCIAL SERVICES & SUPPLIES - 2.9%
  H&R Block, Inc.                             4,200        96,768
  Waste Management, Inc.                      3,500       128,695
  Western Union Company                       2,600        58,292
                                                     ------------
                                                          283,755
                                                     ------------
COMMUNICATIONS EQUIPMENT - 3.7%
  Cisco Systems, Inc. (a)                     5,100       139,383
  Harris Corporation                          3,000       137,580
  Motorola, Inc.                              4,500        92,520
                                                     ------------
                                                          369,483
                                                     ------------
COMPUTERS & PERIPHERALS - 2.2%
  Dell, Inc. (a)                              2,900        72,761
  International Business
    Machines Corporation                      1,500       145,725
                                                     ------------
                                                          218,486
                                                     ------------
CONTAINERS & PACKAGING - 1.0%
  Temple-Inland, Inc.                         2,100        96,663
                                                     ------------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
  Citigroup Inc.                              2,366       131,786
                                                     ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.6%
  ALLTEL Corporation                          1,600        96,768
  AT&T Inc.                                   3,800       135,850
  Verizon Communications Inc.                 2,600        96,824
  Windstream Corporation                      1,654        23,520
                                                     ------------
                                                          352,962
                                                     ------------

-----------------------------------------------------------------
COMMON STOCKS                                SHARES         VALUE
-----------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.5%
  Noble Corporation (b)                       1,500  $    114,225
  Schlumberger Ltd. (b)                       2,100       132,636
                                                     ------------
                                                          246,861
                                                     ------------
FOOD & STAPLES RETAILING - 2.2%
  CVS Corporation                             3,300       102,003
  Wal-Mart Stores, Inc.                       2,500       115,450
                                                     ------------
                                                          217,453
                                                     ------------
FOOD PRODUCTS - 0.8%
  Kraft Foods, Inc. - Class A                 2,200        78,540
                                                     ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
  Alcon, Inc. (b)                             1,000       111,770
  DENTSPLY International Inc.                 2,400        71,640
  Medtronic, Inc.                             2,300       123,073
  Respironics, Inc. (a)                       2,200        83,050
  Thermo Fisher Scientific, Inc. (a)          3,200       144,928
                                                     ------------
                                                          534,461
                                                     ------------
HOUSEHOLD PRODUCTS - 4.2%
  Colgate-Palmolive Company                   2,500       163,100
  Kimberly-Clark Corporation                  1,700       115,515
  The Procter & Gamble Company                2,100       134,967
                                                     ------------
                                                          413,582
                                                     ------------
INDUSTRIAL CONGLOMERATES - 1.8%
  General Electric Company                    4,800       178,608
                                                     ------------

INSURANCE - 2.6%
  Genworth Financial Inc. - Class A           3,000       102,630
  Prudential Financial, Inc.                  1,781       152,917
                                                     ------------
                                                          255,547
                                                     ------------
IT SERVICES - 3.3%
  Accenture Ltd. - Class A (b)                4,200       155,106
  Automatic Data Processing, Inc.             2,200       108,350
  First Data Corp.                            2,600        66,352
                                                     ------------
                                                          329,808
                                                     ------------
MEDIA - 2.7%
  CBS Corporation - Class B (c)               2,643        82,409
  Harte-Hanks, Inc.                           3,000        83,130
  The Walt Disney Company                     3,000       102,810
                                                     ------------
                                                          268,349
                                                     ------------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%
  National Fuel Gas Company                   2,500        96,350
                                                     ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 5.7%
  Anadarko Petroleum Corporation              2,200        95,744
  Chevron Corporation                         1,495       109,927
  EOG Resources, Inc.                         1,400        87,430
  Exxon Mobil Corporation                     1,900       145,597
  XTO Energy, Inc.                            2,766       130,140
                                                     ------------
                                                          568,838
                                                     ------------
PHARMACEUTICALS - 3.3%
  Abbott Laboratories                         1,700        82,807
  Schering-Plough Corporation                 6,500       153,660
  Teva Pharmaceutical Industries
    Ltd. - ADR (b)                            3,000        93,240
                                                     ------------
                                                          329,707
                                                     ------------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006


-----------------------------------------------------------------
COMMON STOCKS                                SHARES         VALUE
-----------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.0%
  Texas Instruments Incorporated              3,400  $     97,920
                                                     ------------

SOFTWARE - 0.9%
  Microsoft Corporation                       3,100        92,566
                                                     ------------

SPECIALTY RETAIL - 2.5%
  The Home Depot, Inc.                        3,100       124,496
  PETsMART, Inc.                              4,300       124,098
                                                     ------------
                                                          248,594
                                                     ------------

TOTAL COMMON STOCKS
    (Cost $5,438,065)                                   7,244,118
                                                     ------------

-----------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS - 25.8%                                AMOUNT
-----------------------------------------------------------------
AEROSPACE & DEFENSE - 1.3%
  General Dynamics Corporation
    4.50%, 08/15/2010                      $100,000        97,957
  Raytheon Company
    6.00%, 12/15/2010                        26,000        26,599
                                                     ------------
                                                          124,556
                                                     ------------
ASSET MANAGEMENT - 1.0%
  The Bank of New York Company, Inc.
    3.90%, 09/01/2007                       100,000        99,154
                                                     ------------

BEVERAGES - 0.6%
  Anheuser-Busch Companies, Inc.
    5.75%, 04/01/2010                        57,000        57,987
                                                     ------------

BUILDING PRODUCTS - 0.8%
  Masco Corporation
    5.75%, 10/15/2008                        75,000        75,317
                                                     ------------

CHEMICALS - 1.1%
  E.I. du Pont de Nemours & Company
    6.875%, 10/15/2009                      100,000       104,464
                                                     ------------

COMMERCIAL BANKS - 0.8%
  Bancwest Corp.
    8.30%, 01/15/2011                        75,000        82,200
                                                     ------------

COMMERCIAL SERVICES & SUPPLIES - 1.1%
  Waste Management, Inc.
    7.375%, 08/01/2010                      100,000       106,454
                                                     ------------

COMMUNICATIONS EQUIPMENT - 2.2%
  Harris Corporation
    6.35%, 02/01/2028                       110,000       113,078
  Motorola, Inc.
    7.625%, 11/15/2010                      100,000       107,763
                                                     ------------
                                                          220,841
                                                     ------------
COMPUTERS & PERIPHERALS - 0.5%
  International Business Machines Corporation
    4.375%, 06/01/2009                       50,000        49,168
                                                     ------------
CONSUMER FINANCE - 1.0%
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                       100,000       100,610
                                                     ------------

-----------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT         VALUE
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.0%
  CIT Group Inc.
    6.875%, 11/01/2009                     $100,000  $    104,100
  Citigroup Inc.
    4.25%, 07/29/2009                       100,000        97,919
                                                     ------------
                                                          202,019
                                                     ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
  AT&T Inc.
    5.875%, 02/01/2012                       75,000        76,495
                                                     ------------

ELECTRICAL EQUIPMENT - 1.0%
  Emerson Electric Co.
    5.85%, 03/15/2009                       100,000       101,295
                                                     ------------

FOOD & STAPLES RETAILING - 0.8%
  CVS Corporation
    3.875%, 11/01/2007                       85,000        83,932
                                                     ------------

INVESTMENT BANK & BROKERAGE - 4.0%
  The Goldman Sachs Group, Inc.
    5.25%, 04/01/2013                       100,000        99,478
  Lehman Brothers Holdings, Inc.
    8.25%, 06/15/2007                       100,000       101,303
  Merrill Lynch & Co., Inc.
    5.45%, 07/15/2014                       100,000       100,688
  Morgan Stanley Group, Inc.
    6.875%, 03/01/2007                      100,000       100,224
                                                     ------------
                                                          401,693
                                                     ------------
MULTILINE RETAIL - 1.2%
  J.C. Penney Co., Inc.:
    6.50%, 12/15/2007                        60,000        60,462
    7.65%, 08/15/2016                        50,000        55,054
                                                     ------------
                                                          115,516
                                                     ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.5%
  Duke Energy Corp.
    6.25%, 01/15/2012                        50,000        52,118
                                                     ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.1%
  Anadarko Petroleum Corporation
    3.25%, 05/01/2008                       100,000        96,943
  Burlington Resources Finance Company (b)
    6.68%, 02/15/2011                       100,000       105,128
  EOG Resources, Inc.
    6.50%, 12/01/2007                       100,000       100,932
                                                     ------------
                                                          303,003
                                                     ------------
PAPER & FOREST PRODUCTS - 1.0%
  Weyerhaeuser Co.
    5.95%, 11/01/2008                       100,000       100,843
                                                     ------------

RESTAURANTS - 0.8%
  McDonald's Corporation
    6.00%, 04/15/2011                        75,000        76,954
                                                     ------------

SOFTWARE - 0.2%
  Oracle Corporation
    6.91%, 02/15/2007                        25,000        25,037
                                                     ------------

TOTAL CORPORATE BONDS
    (Cost $2,569,912)                                   2,559,656
                                                     ------------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

-----------------------------------------------------------------
U.S. GOVERNMENT &                         PRINCIPAL
AGENCY ISSUES - 0.3%                  AMOUNT/SHARES         VALUE
-----------------------------------------------------------------
FREDDIE MAC - 0.3%
    3.875%, 06/15/2008                     $ 25,000  $     24,587
                                                     ------------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $24,639)                                         24,587
                                                     ------------

-----------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.5%
-----------------------------------------------------------------
MONEY MARKET FUND - 0.5%
  Columbia Money Market Reserves Fund -
    Capital Shares                           50,271        50,271
                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $50,271)                                         50,271
                                                     ------------

TOTAL INVESTMENTS - 99.6%
    (Cost $8,082,887)                                   9,878,632

  Other Assets in Excess of Liabilities - 0.4%             43,192
                                                     ------------

  TOTAL NET ASSETS - 100.0%                          $  9,921,824
                                                     ============

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.
  (c)  Non-voting shares.

   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

-----------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS - 80.8%                                AMOUNT         VALUE
-----------------------------------------------------------------
AEROSPACE & DEFENSE - 5.3%
  General Dynamics Corporation
    5.375%, 08/15/2015                   $1,375,000  $  1,383,390
  Lockheed Martin Corporation:
    8.20%, 12/01/2009                       820,000       882,039
    7.65%, 05/01/2016                     1,250,000     1,444,671
  Raytheon Company:
    6.55%, 03/15/2010                       207,000       214,626
    6.00%, 12/15/2010                       306,000       313,048
  Rockwell Collins, Inc.
    4.75%, 12/01/2013                       430,000       420,247
  United Technologies Corporation:
    7.125%, 11/15/2010                      250,000       266,422
    6.10%, 05/15/2012                       700,000       727,826
                                                     ------------
                                                        5,652,269
                                                     ------------
ASSET MANAGEMENT - 2.1%
  The Bank of New York Company Inc.
    5.20%, 07/01/2007                     1,000,000       999,965
  Mellon Funding Corporation:
    6.70%, 03/01/2008                       325,000       329,066
    6.40%, 05/14/2011                       892,000       928,506
                                                     ------------
                                                        2,257,537
                                                     ------------
BEVERAGES - 1.7%
  Anheuser-Busch Cos., Inc.
    5.75%, 01/15/2011
      Callable 02/20/2007                   588,000       584,621
  PepsiCo, Inc.:
    3.20%, 05/15/2007                       500,000       495,837
    5.75%, 01/15/2008                       730,000       734,475
                                                     ------------
                                                        1,814,933
                                                     ------------
CHEMICALS - 3.0%
  E.I. du Pont de Nemours & Company
    4.125%, 04/30/2010                      750,000       728,273
  The Lubrizol Corporation
    5.50%, 10/01/2014                     1,579,000     1,541,707
  Praxair, Inc.
    6.375%, 04/01/2012                      925,000       968,258
                                                     ------------
                                                        3,238,238
                                                     ------------
COMMERCIAL BANKS - 1.4%
  Bank of America Corporation
    6.375%, 02/15/2008                      350,000       353,343
  National City Bank
    6.20%, 12/15/2011                       335,000       348,214
  SunTrust Banks, Inc.
    6.25%, 06/01/2008                       811,000       818,516
                                                     ------------
                                                        1,520,073
                                                     ------------
COMMERCIAL SERVICES & SUPPLIES - 3.5%
  Allied Waste Industries, Inc.
    5.75%, 02/15/2011                     1,000,000       972,500
  Block Financial Corp.
    8.50%, 04/15/2007                       490,000       493,790
  International Lease Finance Corporation
    6.375%, 03/15/2009                      700,000       715,439
  Pitney Bowes Inc.
    3.875%, 06/15/2013                      400,000       366,652
  Waste Management, Inc.
    7.375%, 08/01/2010                    1,049,000     1,116,705
                                                     ------------
                                                        3,665,086
                                                     ------------
COMMUNICATIONS EQUIPMENT - 3.8%
  Cisco Systems, Inc.:
    5.25%, 02/22/2011                     1,400,000     1,404,803
    5.50%, 02/22/2016                     1,000,000     1,002,418
  Motorola, Inc.
    7.625%, 11/15/2010                    1,500,000     1,616,453
                                                     ------------
                                                        4,023,674
                                                     ------------


-----------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT         VALUE
-----------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.1%
  Dell, Inc.
    6.55%, 04/15/2008                    $1,000,000  $  1,011,384
  Hewlett-Packard Company:
    5.50%, 07/01/2007                     1,500,000     1,501,820
    6.50%, 07/01/2012                       700,000       742,819
                                                     ------------
                                                        3,256,023
                                                     ------------
CONSUMER FINANCE - 2.1%
  Capital One Bank
    5.125%, 02/15/2014                    1,200,000     1,181,965
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                     1,000,000     1,006,097
                                                     ------------
                                                        2,188,062
                                                     ------------
CONTAINERS & PACKAGING - 1.4%
  Packaging Corp of America
    5.75%, 08/01/2013                     1,500,000     1,452,396
                                                     ------------

DIVERSIFIED FINANCIAL SERVICES - 3.0%
  Citicorp
    7.00%, 07/01/2007                     1,157,000     1,165,374
  First Chicago Corporation
    6.375%, 01/30/2009                    1,000,000     1,021,578
  Textron Financial Corporation
    6.00%, 11/20/2009                     1,000,000     1,021,963
                                                     ------------
                                                        3,208,915
                                                     ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.5%
  ALLTEL Corporation
    7.00%, 07/01/2012                     1,000,000     1,040,072
  AT&T Inc.
    6.25%, 03/15/2011                       200,000       206,671
  BellSouth Corporation
    6.00%, 10/15/2011                     1,000,000     1,027,032
  SBC Communications, Inc.
    5.30%, 11/15/2010                       125,000       125,125
  Verizon Communications Inc.
    5.55%, 02/15/2016                     1,000,000       998,308
  Verizon Global Funding Corp.
    7.375%, 09/01/2012                    1,250,000     1,368,244
                                                     ------------
                                                        4,765,452
                                                     ------------
ELECTRIC UTILITIES - 0.9%
  Southern Company Capital Funding, Inc.
    5.30%, 02/01/2007                     1,000,000       999,612
                                                     ------------

ELECTRICAL EQUIPMENT - 1.8%
  Emerson Electric Co.:
    5.00%, 10/15/2008                       850,000       844,491
    5.85%, 03/15/2009                     1,025,000     1,038,276
                                                     ------------
                                                        1,882,767
                                                     ------------
ENERGY EQUIPMENT & SERVICES - 1.2%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                     1,307,000     1,324,154
                                                     ------------

FOOD & STAPLES RETAILING - 0.5%
  CVS Corporation
    3.875%, 11/01/2007                      535,000       528,281
                                                     ------------

FOOD PRODUCTS - 0.9%
  The Hershey Company
    4.85%, 08/15/2015                     1,000,000       967,467
                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

-----------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT         VALUE
-----------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.4%
  Kimberly-Clark Corporation:
    7.10%, 08/01/2007                    $  500,000  $    504,903
      5.625%, 02/15/2012                  1,000,000     1,017,803
  The Procter & Gamble Company
    8.00%, 09/01/2024
       Putable 09/01/2014                   775,000       987,999
                                                     ------------
                                                        2,510,705
                                                     ------------
INDUSTRIAL CONGLOMERATES - 0.4%
  Tyco International Group SA (a):
    6.125%, 11/01/2008                      254,000       257,254
    6.00%, 11/15/2013                       140,000       145,057
                                                     ------------
                                                          402,311
                                                     ------------
INVESTMENT BANK & BROKERAGE - 4.1%
  The Bear Stearns Companies Inc.
    5.30%, 10/30/2015                     1,400,000     1,383,876
  The Goldman Sachs Group, Inc.
    5.125%, 01/15/2015                    1,000,000       978,663
  Lehman Brothers Holdings, Inc.
    8.25%, 06/15/2007                     1,000,000     1,013,031
  Morgan Stanley Group, Inc.
    6.875%, 03/01/2007                    1,000,000     1,002,237
                                                     ------------
                                                        4,377,807
                                                     ------------
MACHINERY - 0.9%
  Dover Corporation
    6.50%, 02/15/2011                       925,000       963,575
                                                     ------------

MEDIA - 1.9%
  Clear Channel Communications, Inc.:
    4.625%, 01/15/2008                      725,000       718,242
    7.65%, 09/15/2010                       775,000       812,040
  The Walt Disney Company
    5.625%, 09/15/2016                      500,000       504,413
                                                     ------------
                                                        2,034,695
                                                     ------------

METALS & MINING - 2.9%
  Alcoa Inc.:
    4.25%, 08/15/2007                       750,000       743,202
    6.00%, 01/15/2012                     1,310,000     1,345,696
  Freeport-McMoRan Copper & Gold, Inc.
    10.125%, 02/01/2010
      Callable 02/01/2007                   975,000     1,029,844
                                                     ------------
                                                        3,118,742
                                                     ------------

MULTILINE RETAIL - 5.6%
  Dollar General Corporation
    8.625%, 06/15/2010                    1,745,000     1,862,788
  J.C. Penney Co., Inc.:
    6.50%, 12/15/2007                     1,115,000     1,123,579
    8.00%, 03/01/2010                       950,000     1,012,193
    7.65%, 08/15/2016                       600,000       660,644
  Target Corporation:
    5.50%, 04/01/2007                       950,000       950,202
    6.35%, 01/15/2011                       300,000       312,451
                                                     ------------
                                                        5,921,857
                                                     ------------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%
  Duke Energy Corp.
    6.25%, 01/15/2012                     1,000,000     1,042,370
                                                     ------------

OIL & GAS DRILLING - 1.5%
  Transocean Inc. (a)
    6.625%, 04/15/2011                    1,500,000     1,559,801
                                                     ------------

-----------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                 AMOUNT/SHARES         VALUE
-----------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 10.9%
  Amerada Hess Corporation
    6.65%, 08/15/2011                    $1,550,000   $ 1,615,570
  Apache Corporation
    6.25%, 04/15/2012                     1,593,000     1,655,882
  Burlington Resources Finance Company (a)
    6.68%, 02/15/2011                       985,000     1,035,509
  Devon Financing Corp. ULC
    6.875%, 09/30/2011                    1,000,000     1,058,485
  EOG Resources, Inc.
    6.50%, 12/01/2007                     1,000,000     1,009,320
  Kerr-McGee Corporation
    6.875%, 09/15/2011                    1,000,000     1,057,614
  Noble Energy, Inc.
    5.25%, 04/15/2014                     1,500,000     1,444,716
  Vintage Petroleum, Inc.
    8.25%, 05/01/2012
      Callable 05/01/2007                 1,400,000     1,469,336
  XTO Energy, Inc.
    6.25%, 04/15/2013                     1,150,000     1,187,720
                                                     ------------
                                                       11,534,152
                                                     ------------
RESTAURANTS - 1.0%
  McDonald's Corporation
    6.00%, 04/15/2011                     1,000,000     1,026,049
                                                     ------------

ROAD & RAIL - 2.8%
  Burlington Northern Santa Fe Corporation
    6.75%, 07/15/2011                     1,850,000     1,954,845
  Union Pacific Corporation
    6.125%, 01/15/2012                    1,000,000     1,031,303
                                                     ------------
                                                        2,986,148
                                                     ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.9%
  Applied Materials, Inc.
    6.75%, 10/15/2007                     1,000,000     1,008,965
                                                     ------------

SOFTWARE - 1.5%
  Oracle Corporation
    6.91%, 02/15/2007                     1,550,000     1,552,266
                                                     ------------

SPECIALTY RETAIL - 2.8%
  The Home Depot, Inc.
    4.625%, 08/15/2010                    1,175,000     1,151,237
  Lowe's Companies, Inc.:
    8.25%, 06/01/2010                     1,225,000     1,339,707
    5.00%, 10/15/2015                       525,000       506,618
                                                     ------------
                                                        2,997,562
                                                     ------------
TOTAL CORPORATE BONDS
  (Cost $86,611,975)                                   85,781,944
                                                     ------------


-----------------------------------------------------------------
PREFERRED
STOCKS - 2.5%
-----------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 2.5%
  The Goldman Sachs Group, Inc.
    Callable 04/25/2010                      40,000     1,052,000
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                      21,000       530,670
  Merrill Lynch & Co., Inc.
    Callable 11/28/2009                      40,000     1,032,000
                                                     ------------

TOTAL PREFERRED STOCKS
    (Cost $2,523,320)                                   2,614,670
                                                     ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

-----------------------------------------------------------------
U.S. GOVERNMENT                           PRINCIPAL
& AGENCY ISSUES - 10.7%                      AMOUNT         VALUE
-----------------------------------------------------------------
FANNIE MAE - 2.5%
  5.00%, 02/27/2008
    Callable 02/27/2007                  $  500,000  $    498,834
  5.01%, 11/10/2010
    Callable 2/10/2007                    1,000,000       990,539
  5.00%, 04/15/2015                       1,100,000     1,103,991
                                                     ------------
                                                        2,593,364
                                                     ------------
FEDERAL HOME LOAN BANK - 1.9%
  4.90%, 11/21/2007                       1,000,000       997,251
  5.25%, 06/18/2014                       1,000,000     1,017,899
                                                     ------------
                                                        2,015,150
                                                     ------------
FREDDIE MAC - 0.9%
  4.20%, 12/28/2007                       1,000,000       990,424
                                                     ------------

U.S. TREASURY INFLATION INDEXED BONDS - 2.1%
  2.375%, 04/15/2011                      1,016,870     1,013,137
  3.375%, 01/15/2012                      1,136,690     1,187,086
                                                     ------------
                                                        2,200,223
                                                     ------------
U.S. TREASURY NOTES - 3.3%
  4.75%, 11/15/2008                       1,000,000       999,024
  4.50%, 02/15/2016                       1,000,000       984,376
  5.125%, 05/15/2016                      1,500,000     1,545,528
                                                     ------------
                                                        3,528,928
                                                     ------------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $11,403,723)                                 11,328,089
                                                     ------------


-----------------------------------------------------------------
SHORT-TERM                                PRINCIPAL
INVESTMENTS - 4.1%                    AMOUNT/SHARES         VALUE
-----------------------------------------------------------------
CORPORATE BONDS - 1.7%
  General Electric Capital Corporation
    5.00%, 02/15/2007                    $  800,000  $    799,702
  Viacom Inc.
    5.625%, 05/01/2007                    1,000,000     1,000,596
                                                     ------------
                                                        1,800,298
                                                     ------------
MONEY MARKET FUND - 0.3%
  Columbia Money Market Reserves Fund -
    Capital Shares                          339,596       339,596
                                                     ------------

U.S. GOVERNMENT & AGENCY ISSUES - 2.1%
  Fannie Mae
    3.875%, 05/15/2007                    1,000,000       995,483
  Federal Home Loan Bank
    5.26%, 10/19/2007
      Callable 01/19/07                   1,200,000     1,199,359
                                                     ------------
                                                        2,194,842
                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $4,334,458)                                   4,334,736
                                                     ------------

TOTAL INVESTMENTS - 98.1%
    (Cost $104,873,476)                               104,059,439

  Other Assets in Excess of Liabilities - 1.9%          2,022,622
                                                     ------------

  TOTAL NET ASSETS - 100.0%                          $106,082,061
                                                     ============


  (a) Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

-----------------------------------------------------------------
COMMON STOCKS - 86.5%                        SHARES   VALUE (US$)
-----------------------------------------------------------------
AUSTRALIA - 2.1%
-----------------------------------------------------------------
CONTAINERS & PACKAGING - 0.4%
  Amcor Limited                              82,728  $    472,829
                                                     ------------

DIVERSIFIED OPERATIONS - 0.2%
  BHP Billiton Limited                       16,905       336,225
                                                     ------------

INSURANCE - 0.6%
  AMP Limited                                71,372       567,038
  Insurance Australia Group Limited          10,012        50,004
  Promina Group Limited                      37,525       204,507
                                                     ------------
                                                          821,549
                                                     ------------
METALS & MINING - 0.3%
  Alumina Limited                            79,782       398,294
                                                     ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.3%
  Santos Limited                             56,515       439,821
                                                     ------------

TRANSPORTATION INFRASTRUCTURE - 0.3%
  Macquarie Airports                        159,000       450,986
                                                     ------------
TOTAL AUSTRALIA                                         2,919,704
                                                     ------------

-----------------------------------------------------------------
BELGIUM - 0.7%
-----------------------------------------------------------------
PHARMACEUTICALS - 0.7%
  UCB SA                                     13,119       899,039
                                                     ------------
TOTAL BELGIUM                                             899,039
                                                     ------------

-----------------------------------------------------------------
CHINA - 0.4%
-----------------------------------------------------------------
MACHINERY - 0.4%
  Shanghai Electric Group Company Limited -
    H Shares                              1,390,000       581,947
                                                     ------------
TOTAL CHINA                                               581,947
                                                     ------------

-----------------------------------------------------------------
DENMARK - 1.3%
-----------------------------------------------------------------
COMMERCIAL BANKS - 1.3%
  Danske Bank A/S                            39,400     1,745,996
                                                     ------------
TOTAL DENMARK                                           1,745,996
                                                     ------------

-----------------------------------------------------------------
FRANCE - 12.4%
-----------------------------------------------------------------
AUTOMOTIVE - 1.4%
  PSA Peugeot Citroen                        28,735     1,902,537
                                                     ------------

BUILDING PRODUCTS - 1.1%
  Compagnie de Saint-Gobain                  18,000     1,508,245
                                                     ------------

COMMERCIAL BANKS - 2.1%
  Credit Agricole SA                         68,192     2,858,467
                                                     ------------

CONSTRUCTION MATERIALS - 1.2%
  Lafarge SA                                 11,451     1,702,136
                                                     ------------

ELECTRIC UTILITIES - 2.0%
  Electricite de France (a)                  37,965     2,760,553
                                                     ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
  Schneider Electric SA                      10,660     1,179,760
                                                     ------------

IT SERVICES - 0.7%
  Cap Gemini SA                              16,037     1,003,353
                                                     ------------

-----------------------------------------------------------------
COMMON STOCKS                                SHARES   VALUE (US$)
-----------------------------------------------------------------
METALS & MINING - 0.7%
  Vallourec SA                                3,327  $    961,455
                                                     ------------

PHARMACEUTICALS - 2.3%
  Sanofi-Aventis                             33,363     3,076,091
                                                     ------------
TOTAL FRANCE                                           16,952,597
                                                     ------------

-----------------------------------------------------------------
GERMANY - 5.6%
-----------------------------------------------------------------
AUTOMOTIVE - 2.3%
  Continental AG                             16,700     1,937,063
  Volkswagen AG                              10,693     1,212,586
                                                     ------------
                                                        3,149,649
                                                     ------------
CHEMICALS - 1.0%
  Bayer AG                                   26,119     1,400,751
                                                     ------------

ELECTRIC UTILITIES - 2.3%
  E.ON AG                                    22,452     3,045,579
                                                     ------------
TOTAL GERMANY                                           7,595,979
                                                     ------------

-----------------------------------------------------------------
HONG KONG - 1.7%
-----------------------------------------------------------------
DIVERSIFIED OPERATIONS - 0.3%
  Citic Pacific Limited                     107,775       370,651
                                                     ------------

ELECTRIC UTILITIES - 0.4%
  CLP Holdings Limited                       70,000       516,697
                                                     ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.3%
  CNOOC Limited                             383,500       363,573
                                                     ------------

REAL ESTATE - 0.7%
  Cheung Kong (Holdings) Limited             44,000       540,509
  Henderson Land Development
    Company Limited                          81,000       451,552
                                                     ------------
                                                          992,061
                                                     ------------
TOTAL HONG KONG                                         2,242,982
                                                     ------------

-----------------------------------------------------------------
ITALY - 3.4%
-----------------------------------------------------------------
AIRLINES - 0.4%
  Alitalia S.p.A. (a)                       364,929       504,521
                                                     ------------

COMMERCIAL BANKS - 3.0%
  Banca Intesa S.p.A. (a)                   246,438     1,897,908
  Capitalia S.p.A.                          213,795     2,017,280
  SanPaolo IMI S.p.A.                        10,399       241,325
                                                     ------------
                                                        4,156,513
                                                     ------------
TOTAL ITALY                                             4,661,034
                                                     ------------

-----------------------------------------------------------------
JAPAN - 19.7%
-----------------------------------------------------------------
AUTO COMPONENTS - 1.3%
  BRIDGESTONE CORPORATION                    79,000     1,762,977
                                                     ------------

AUTOMOTIVE - 1.4%
  NISSAN MOTOR CO., LTD.                    153,800     1,855,859
                                                     ------------

BUILDING PRODUCTS - 0.4%
  Nippon Sheet Glass Company, Limited       112,000       524,498
                                                     ------------

CAPITAL MARKETS - 0.3%
  Asset Managers Co., Ltd.                      198       392,072
                                                     ------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

-----------------------------------------------------------------
COMMON STOCKS                                SHARES   VALUE (US$)
-----------------------------------------------------------------
COMMERCIAL BANKS - 2.8%
  AOZORA BANK, LTD. (a)                      94,000  $    365,716
  THE BANK OF FUKUOKA, LTD.                  69,000       501,925
  Mitsubishi UFJ Financial Group, Inc.           98     1,215,768
  Mizuho Financial Group, Inc.                  244     1,740,444
                                                     ------------
                                                        3,823,853
                                                     ------------
COMPUTERS & PERIPHERALS - 0.7%
  FUJITSU LIMITED                           118,000       924,586
                                                     ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
  FANUC LTD.                                  6,700       657,550
  MURATA MANUFACTURING COMPANY, LTD.         18,800     1,268,536
  NIDEC CORPORATION                          13,300     1,029,346
  YOKOGAWA ELECTRIC CORPORATION              10,800       170,963
                                                     ------------
                                                        3,126,395
                                                     ------------
INSURANCE - 0.8%
  T&D Holdings, Inc.                         15,850     1,046,399
                                                     ------------

LEISURE EQUIPMENT & PRODUCTS - 0.5%
  FUJIFILM Holdings Corporation              17,700       729,030
                                                     ------------

MACHINERY - 1.7%
  Hitachi Construction Machinery Co., Ltd.   30,900       829,798
  KOMATSU LTD.                               21,026       425,564
  THK CO., LTD.                              42,600     1,096,556
                                                     ------------
                                                        2,351,918
                                                     ------------
MARINE - 0.3%
  Nippon Yusen Kabushiki Kaisha              52,000       380,274
                                                     ------------

MEDIA - 0.1%
  Jupiter Telecommunications Co., Ltd. (a)      229       184,584
                                                     ------------

PHARMACEUTICALS - 1.7%
  Takeda Pharmaceutical Company Limited      34,600     2,371,346
                                                     ------------

REAL ESTATE - 0.9%
  LEOPALACE21 CORPORATION                    17,600       562,207
  Mitsui Fudosan Co., Ltd.                   30,000       730,926
                                                     ------------
                                                        1,293,133
                                                     ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.0%
  ADVANTEST CORPORATION                      12,600       722,327
  SUMCO CORPORATION                          14,900     1,259,212
  Tokyo Electron Limited                      8,800       692,187
                                                     ------------
                                                        2,673,726
                                                     ------------
TOBACCO - 0.9%
  JAPAN TOBACCO INC.                            260     1,256,698
                                                     ------------

TRADING COMPANIES & DISTRIBUTORS - 1.6%
  Marubeni Corporation                      131,000       663,707
  MITSUI & CO., LTD.                        100,000     1,498,388
                                                     ------------
                                                        2,162,095
                                                     ------------
TOTAL JAPAN                                            26,859,443
                                                     ------------

-----------------------------------------------------------------
MALAYSIA - 0.2%
-----------------------------------------------------------------
COMMERCIAL BANKS - 0.2%
  Bumiputra-Commerce Holdings Bhd           117,000       256,341
                                                     ------------
TOTAL MALAYSIA                                            256,341
                                                     ------------

-----------------------------------------------------------------
COMMON STOCKS                                SHARES   VALUE (US$)
-----------------------------------------------------------------
NETHERLANDS - 1.1%
-----------------------------------------------------------------
METALS & MINING - 1.1%
  Mittal Steel Company NV                    35,405  $  1,490,459
                                                     ------------
TOTAL NETHERLANDS                                       1,490,459
                                                     ------------

-----------------------------------------------------------------
NORWAY - 2.6%
-----------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.6%
  Norsk Hydro ASA                           114,700     3,540,473
                                                     ------------
TOTAL NORWAY                                            3,540,473
                                                     ------------

-----------------------------------------------------------------
SINGAPORE - 1.0%
-----------------------------------------------------------------
COMMERCIAL BANKS - 0.5%
  United Overseas Bank Limited               52,412       661,063
                                                     ------------

DIVERSIFIED OPERATIONS - 0.2%
  Keppel Corporation Limited                 26,000       297,276
                                                     ------------

ENGINEERING SERVICES - 0.3%
  SembCorp Industries Limited               150,000       374,446
                                                     ------------
TOTAL SINGAPORE                                         1,332,785
                                                     ------------

-----------------------------------------------------------------
SOUTH KOREA - 0.3%
-----------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
  LG.Phillips LCD Co., Ltd (a)               15,280       455,004
                                                     ------------
TOTAL SOUTH KOREA                                         455,004
                                                     ------------

-----------------------------------------------------------------
SPAIN - 1.4%
-----------------------------------------------------------------
COMMERCIAL BANKS - 1.4%
  Banco Santander Central Hispano SA        102,639     1,911,248
                                                     ------------
TOTAL SPAIN                                             1,911,248
                                                     ------------

-----------------------------------------------------------------
SWEDEN - 4.3%
-----------------------------------------------------------------
MACHINERY - 2.5%
  Atlas Copco AB - A Shares                  62,609     2,096,342
  Sandvik AB                                 88,400     1,280,269
                                                     ------------
                                                        3,376,611
                                                     ------------
SPECIALTY RETAIL - 0.9%
  Hennes & Mauritz AB                        25,800     1,301,227
                                                     ------------

WIRELESS TELECOMMUNICATION SERVICES - 0.9%
  Telefonaktiebolaget LM Ericsson -
    B Shares                                292,347     1,175,575
                                                     ------------
TOTAL SWEDEN                                            5,853,413
                                                     ------------

-----------------------------------------------------------------
SWITZERLAND - 4.3%
-----------------------------------------------------------------
CAPITAL MARKETS - 1.3%
  Credit Suisse Group                        25,108     1,750,479
                                                     ------------

ELECTRICAL EQUIPMENT - 1.7%
  ABB Ltd.                                  131,712     2,358,641
                                                     ------------

SPECIALTY RETAIL - 1.3%
  Compagnie Financiere Richemont AG -
    A shares                                 30,867     1,791,434
                                                     ------------
TOTAL SWITZERLAND                                       5,900,554
                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

-----------------------------------------------------------------
COMMON STOCKS                                SHARES   VALUE (US$)
-----------------------------------------------------------------
TAIWAN - 0.4%
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.4%
  Cathay Financial Holding Co., Ltd. - GDR   21,379  $    481,027
                                                     ------------
TOTAL TAIWAN                                              481,027
                                                     ------------

-----------------------------------------------------------------
UNITED KINGDOM - 23.6%
-----------------------------------------------------------------
AEROSPACE & DEFENSE - 1.5%
  BAE Systems plc                           252,331     2,097,773
                                                     ------------

BEVERAGES - 1.2%
  SABMiller plc                              69,444     1,594,513
                                                     ------------

COMMERCIAL BANKS - 1.6%
  Standard Chartered plc                     73,121     2,130,110
                                                     ------------

COMMERCIAL SERVICES - 1.0%
  Experian Group Ltd. (a)                   114,476     1,340,526
                                                     ------------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
  Man Group plc                             172,216     1,757,821
                                                     ------------

DIVERSIFIED OPERATIONS - 1.5%
  Rolls-Royce Group plc (a)                 227,311     1,986,428
                                                     ------------

FOOD & STAPLES RETAILING - 1.1%
  Tesco plc                                 199,358     1,575,410
                                                     ------------

HOTELS, RESTAURANTS & LEISURE - 0.6%
  First Choice Holidays plc                 145,929       810,757
                                                     ------------

HOUSEHOLD PRODUCTS - 1.2%
  Unilever plc                               60,266     1,676,164
                                                     ------------

INSURANCE - 1.2%
  Prudential plc                            116,411     1,590,429
                                                     ------------

METALS & MINING - 4.6%
  Anglo American plc                         55,675     2,709,549
  Xstrata plc                                72,173     3,591,296
                                                     ------------
                                                        6,300,845
                                                     ------------


-----------------------------------------------------------------
COMMON STOCKS                                SHARES   VALUE (US$)
-----------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER - 1.2%
  International Power plc                   228,432  $  1,701,417
                                                     ------------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.9%
  BP plc                                    352,428     3,929,955
                                                     ------------

PHARMACEUTICALS - 1.9%
  AstraZeneca plc                            48,229     2,584,662
                                                     ------------

TOBACCO - 0.8%
  Imperial Tobacco Group plc                 28,366     1,116,440
                                                     ------------
TOTAL UNITED KINGDOM                                   32,193,250
                                                     ------------

TOTAL COMMON STOCKS
    (Cost $102,959,700)                               117,873,275
                                                     ------------

-----------------------------------------------------------------
PREFERRED STOCKS - 1.5%
-----------------------------------------------------------------
GERMANY - 1.5%
-----------------------------------------------------------------
AUTOMOTIVE - 1.5%
  Porsche AG                                  1,636     2,081,764
                                                     ------------
TOTAL GERMANY                                           2,081,764
                                                     ------------

TOTAL PREFERRED STOCKS
    (Cost $1,542,811)                                   2,081,764
                                                     ------------


-----------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.3%
-----------------------------------------------------------------
MONEY MARKET FUND - 0.3%
  Dreyfus Cash Management Fund -
    Investor Shares                         399,056       399,056
                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $399,056)                                       399,056
                                                     ------------

TOTAL INVESTMENTS - 88.3%
    (Cost $104,901,567)                               120,354,095

  Other Assets in Excess of Liabilities - 11.7%        15,940,457
                                                     ------------

  TOTAL NET ASSETS - 100.0%                          $136,294,552
                                                     ============

  GDR  Global Depository Receipt.
  (a)  Non-income producing security.

At December 31, 2006, the securities in this Fund, except for GDRs and cash equivalents, were adjusted to fair value using IDC factors.

At December 31, 2006, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The contracts had net unrealized appreciation of $254,138 as of December 31, 2006. The terms of the open contracts are as follows:

    SETTLEMENT                  CURRENCY TO       U.S. $ VALUE AT            CURRENCY TO       U.S. $ VALUE AT
    DATE                       BE DELIVERED        DEC. 31, 2006             BE RECEIVED        DEC. 31, 2006
--------------------------------------------------------------------------------------------------------------
    1/11/07                    2,040,000  EURO       $ 2,694,402           3,442,092  AUD         $ 2,715,751
    1/11/07                2,365,051,743  JPY         19,907,252          15,430,000  EURO         20,379,717
    1/11/07                   14,510,000  EURO        19,164,594       2,250,657,172  JPY          18,944,363
    1/11/07                    1,819,395  KB           3,562,424           2,690,000  EURO          3,552,912
    1/11/07                   12,296,032  HKD          1,581,668           1,190,000  EURO          1,571,735
                                                     -----------                                  -----------
                                                     $46,910,340                                  $47,164,478
                                                     ===========                                  ===========

    AUD     Australian Dollar
    EURO    Euro
    HKD     Hong Kong Dollar
    JPY     Japanese Yen
    KB      British Pound


   The accompanying notes are an integral part of these financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                               LKCM                          LKCM          LKCM           LKCM
                                                             SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                            EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................... $627,952,531    $50,219,544     $9,878,632  $104,059,439   $120,354,095
Cash......................................................           --            405             --            --         12,501
Foreign currency **.......................................           --             --             --            --      2,852,018
Dividends and interest receivable.........................      535,351         61,775         51,463     1,676,323        126,784
Unrealized gain on open forward foreign currency contracts           --             --             --            --        448,077
Receivable for investments sold...........................           18             --             --            --         36,367
Receivable for fund shares sold...........................    2,735,175        188,345          1,801       504,972     13,052,092
Other assets..............................................       46,306          9,911          3,630        11,353          8,830
                                                           ------------    -----------     ----------  ------------   ------------
  Total assets............................................  631,269,381     50,479,980      9,935,526   106,252,087    136,890,764
                                                           ------------    -----------     ----------  ------------   ------------

LIABILITIES:
Unrealized loss on open forward foreign currency contracts           --             --             --            --        193,939
Payable for investment advisory fees......................    1,168,783         56,867            540       111,252        255,473
Payable for fund shares redeemed..........................      475,594          7,006             --            --         74,990
Distribution expense payable..............................       17,488             --             --            --             --
Accrued expenses and other liabilities....................      267,368         31,533         13,162        58,774         71,810
                                                           ------------    -----------     ----------  ------------   ------------
  Total liabilities.......................................    1,929,233         95,406         13,702       170,026        596,212
                                                           ------------    -----------     ----------  ------------   ------------
NET ASSETS................................................ $629,340,148    $50,384,574     $9,921,824  $106,082,061   $136,294,552
                                                           ============    ===========     ==========  ============   ============

NET ASSETS CONSIST OF:
Paid in capital........................................... $504,829,694    $38,322,976     $8,142,522  $107,436,234   $116,420,262
Undistributed net investment income.......................           --            176          4,220       167,359        529,817
Accumulated net realized gain (loss) on
  securities and foreign currency transactions............   22,334,922        (92,387)       (20,663)     (707,495)     3,638,631
Net unrealized appreciation (depreciation) on:
  Investments ............................................  102,175,532     12,153,809      1,795,745      (814,037)    15,452,528
  Other assets and liabilities denominated in foreign currency       --             --             --            --        253,314
                                                           ------------    -----------     ----------  ------------   ------------
NET ASSETS................................................ $629,340,148    $50,384,574     $9,921,824  $106,082,061   $136,294,552
                                                           ============    ===========     ==========  ============   ============

INSTITUTIONAL CLASS***
Net assets................................................ $608,416,896    $50,384,574     $9,921,824  $106,082,061   $136,294,552
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)..........    27,679,031      3,491,314        742,754    10,405,310     10,100,423
Net asset value per share
  (offering and redemption price)......................... $      21.98    $     14.43     $    13.36  $      10.19   $      13.49
                                                           ============    ===========     ==========  ============   ============

ADVISER CLASS
Net assets................................................ $ 20,923,252
Shares of beneficial interest outstanding
  (unlimited shares of no par value authorized)...........      963,090
Net asset value per share
  (offering and redemption price)......................... $      21.73
                                                           ============

*   Cost of Investments................................... $525,776,999    $38,065,735     $8,082,887  $104,873,476   $104,901,567
                                                           ============    ===========     ==========  ============   ============

**  Cost of Foreign Currency.............................. $         --    $        --     $       --  $         --   $  2,853,054
                                                           ============    ===========     ==========  ============   ============

*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

   The accompanying notes are an integral part of these financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *...............................................  $ 2,757,546     $  764,192     $  123,153    $  139,329    $ 1,898,668
Interest..................................................    1,508,822         85,995        136,937     5,212,295         64,365
                                                            -----------     ----------     ----------    ----------    -----------
  Total income...........................................     4,266,368        850,187        260,090     5,351,624      1,963,033
                                                            -----------     ----------     ----------    ----------    -----------

EXPENSES:
Investment advisory fees .................................    3,993,563        337,223         61,407       547,583      1,000,880
Distribution expense - Adviser Class......................       38,337             --             --            --             --
Administrative fees.......................................      456,151         45,979         20,175        89,711         82,634
Accounting and transfer agent fees and expenses...........      193,041         59,871         37,875        73,230         74,589
Professional fees.........................................      185,692         17,938          3,478        41,422         36,250
Federal and state registration............................       73,779         28,720          7,436        18,913         19,059
Custody fees and expenses.................................       68,488          6,190          3,433        12,344        106,075
Trustees' fees............................................       42,546          4,678            945        10,743          6,254
Reports to shareholders...................................       33,961          2,989            630         6,951          5,303
Other ....................................................       57,049          6,066          1,250        13,227         10,560
                                                            -----------     ----------     ----------    ----------    -----------
  Total expenses..........................................    5,142,607        509,654        136,629       814,124      1,341,604
  Less, expense waiver and/or reimbursement...............           --       (124,256)       (61,051)     (102,266)      (140,548)
                                                            -----------     ----------     ----------    ----------    -----------
  Net expenses............................................    5,142,607        385,398         75,578       711,858      1,201,056
                                                            -----------     ----------     ----------    ----------    -----------
NET INVESTMENT INCOME (LOSS)..............................     (876,239)       464,789        184,512     4,639,766        761,977
                                                            -----------     ----------     ----------    ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments.............................................   71,930,820      1,252,873        129,081      (416,361)    13,191,357
  Foreign currency transactions...........................           --             --             --            --        272,115
                                                            -----------     ----------     ----------    ----------    -----------
                                                             71,930,820      1,252,873        129,081      (416,361)    13,463,472
                                                            -----------     ----------     ----------    ----------    -----------
Net change in unrealized appreciation/depreciation on:
  Investments.............................................   (4,283,456)     4,073,957        692,596        65,851      9,663,579
  Foreign currency transactions...........................           --             --             --            --        482,300
                                                            -----------     ----------     ----------    ----------    -----------
                                                             (4,283,456)     4,073,957        692,596        65,851     10,145,879
                                                            -----------     ----------     ----------    ----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....   67,647,364      5,326,830        821,677      (350,510)    23,609,351
                                                            -----------     ----------     ----------    ----------    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $66,771,125     $5,791,619     $1,006,189    $4,289,256    $24,371,328
                                                            ===========     ==========     ==========    ==========    ===========


* Net of foreign taxes withheld...........................  $        --     $    3,095     $      631    $       --    $   210,774
                                                            ===========     ==========     ==========    ==========    ===========


   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      LKCM                          LKCM
                                                                              SMALL CAP EQUITY FUND              EQUITY FUND

                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2006           2005          2006           2005
                                                                          ------------   ------------   -----------   -----------
OPERATIONS:
Net investment income (loss)............................................  $   (876,239)  $   (781,942)  $   464,789   $   375,724
Net realized gain on investments .......................................    71,930,820     58,677,426     1,252,873     1,451,791
Net change in unrealized appreciation/depreciation
  on investments........................................................    (4,283,456)   (13,573,414)    4,073,957       218,882
                                                                          ------------   ------------   -----------   -----------

    Net increase in net assets
      resulting from operations.........................................    66,771,125     44,322,070     5,791,619     2,046,397
                                                                          ------------   ------------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income...................................................            --             --      (473,227)     (423,004)
Net realized gain on investments........................................   (58,721,958)   (52,344,719)   (1,395,047)   (1,004,552)
                                                                          ------------   ------------   -----------   -----------
                                                                           (58,721,958)   (52,344,719)   (1,868,274)   (1,427,556)
                                                                          ------------   ------------   -----------   -----------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments........................................    (2,012,985)    (1,219,242)           --            --
                                                                          ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................   243,727,750     36,498,922       (49,003)    8,651,868
                                                                          ------------   ------------   -----------   -----------

Total increase in net assets............................................   249,763,932     27,257,031     3,874,342     9,270,709

NET ASSETS:
Beginning of period.....................................................   379,576,216    352,319,185    46,510,232    37,239,523
                                                                          ------------   ------------   -----------   -----------
End of period *.........................................................  $629,340,148   $379,576,216   $50,384,574   $46,510,232
                                                                          ============   ============   ===========   ===========

* Including undistributed net
  investment income of:................................................   $         --   $         --   $       176   $     8,450
                                                                          ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      LKCM                          LKCM
                                                                                  BALANCED FUND               FIXED INCOME FUND

                                                                            Year Ended     Year Ended    Year Ended      Year Ended
                                                                           December 31,   December 31,  December 31,    December 31,
                                                                               2006           2005          2006             2005
                                                                            ----------     ----------  ------------    ------------
OPERATIONS:
Net investment income...................................................    $  184,512     $  157,252   $ 4,639,766    $  3,576,906
Net realized gain (loss) on investments ................................       129,081        123,600      (416,361)        (64,933)
Net change in unrealized appreciation/depreciation
  on investments........................................................       692,596        249,872        65,851      (1,807,573)
                                                                            ----------     ----------  ------------    ------------

    Net increase in net assets
      resulting from operations.........................................     1,006,189        530,724     4,289,256       1,704,400
                                                                            ----------     ----------  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................      (187,812)       (93,399)   (4,681,335)     (3,526,577)
Net realized gain on investments........................................      (133,606)            --            --              --
                                                                            ----------     ----------  ------------    ------------
                                                                              (321,418)       (93,399)   (4,681,335)     (3,526,577)
                                                                            ----------     ----------  ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................         4,563        387,342    (9,124,756)     24,138,125
                                                                            ----------     ----------  ------------    ------------

Total increase (decrease) in net assets.................................       689,334        824,667    (9,516,835)     22,315,948

NET ASSETS:
Beginning of period.....................................................     9,232,490      8,407,823   115,598,896      93,282,948
                                                                            ----------     ----------  ------------    ------------
End of period *.........................................................    $9,921,824     $9,232,490  $106,082,061    $115,598,896
                                                                            ==========     ==========  ============    ============

* Including undistributed net
  investment income of:.................................................    $    4,220     $    6,316  $    167,359    $    188,597
                                                                            ==========     ==========  ============    ============

                                                                                                                  LKCM
                                                                                                            INTERNATIONAL FUND

                                                                                                         Year Ended     Year Ended
                                                                                                        December 31,   December 31,
                                                                                                            2006           2005
                                                                                                       ------------   -----------
OPERATIONS:
Net investment income................................................................................  $    761,977   $    75,596
Net realized gain on investments, futures contracts and foreign currency transactions................    13,463,472     4,101,048
Net change in unrealized appreciation/depreciation...................................................    10,145,879     3,460,869
                                                                                                       ------------   -----------
    Net increase in net assets resulting from operations.............................................    24,371,328     7,637,513
                                                                                                       ------------   -----------

DIVIDENDS TO SHAREHOLDERS:
Net investment income................................................................................    (1,404,574)   (1,646,490)
Net realized gain on investments.....................................................................    (4,379,796)           --
                                                                                                       ------------   -----------
                                                                                                         (5,784,370)   (1,646,490)
                                                                                                       ------------   -----------

NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C).....................................    35,807,148    33,805,527
                                                                                                       ------------   -----------

Total increase in net assets.........................................................................    54,394,106    39,796,550

NET ASSETS:
Beginning of period..................................................................................    81,900,446    42,103,896
                                                                                                       ------------   -----------
End of period *......................................................................................  $136,294,552   $81,900,446
                                                                                                       ============   ===========

* Including undistributed net investment income of:..................................................  $    529,817   $   352,999
                                                                                                       ============   ===========

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                              LKCM SMALL CAP EQUITY FUND
                                                        Institutional  Institutional   Institutional   Institutional
                                                            Class          Class           Class          Class*
                                                            Year           Year            Year            Year            Year
                                                            Ended          Ended           Ended           Ended           Ended
                                                         December 31,    December 31,    December 31,    December 31,   December 31,
                                                             2006           2005            2004            2003           2002
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD..................   $  21.12        $  21.46       $  19.54        $  15.24      $  17.29
                                                           --------        --------       --------        --------      --------
Net investment loss.....................................      (0.04)(1)       (0.05)(1)      (0.08)(1)       (0.08)(1)     (0.03)(2)
Net realized and unrealized gain (loss) on investments..       3.22            3.17           4.40            5.38         (2.01)
                                                           --------        --------       --------        --------      --------
    Total from investment operations....................       3.18            3.12           4.32            5.30         (2.04)
                                                           --------        --------       --------        --------      --------
Dividends from net investment income....................         --              --             --              --         (0.00)(3)
Distributions from net realized gains...................      (2.32)          (3.46)         (2.40)          (1.00)        (0.01)
                                                           --------        --------       --------        --------      --------
    Total dividends and distributions...................      (2.32)          (3.46)         (2.40)          (1.00)        (0.01)
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- END OF PERIOD........................   $  21.98        $  21.12       $  21.46        $  19.54      $  15.24
                                                           ========        ========       ========        ========      ========
TOTAL RETURN............................................     14.98%          14.42%         22.09%          34.71%      (11.79)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................   $608,417        $370,988       $344,990        $266,842      $206,886
Ratio of expenses to average net assets.................      0.96%           0.99%          0.96%           0.97%         0.94%
Ratio of net investment loss
  to average net assets.................................    (0.16)%         (0.23)%        (0.38)%         (0.45)%       (0.19)%
Portfolio turnover rate(4)..............................        56%             56%            53%             43%           52%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)  Less than $(0.005).

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                              LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                                                             Year         Year           Year      June 5, 2003
                                                                            Ended        Ended          Ended         through
                                                                        December 31,  December 31,   December 31,   December 31,
                                                                            2006           2005           2004         2003*
                                                                          -------        -------        -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD.............................       $ 20.95        $ 21.36        $ 19.51       $ 16.85
                                                                          -------        -------        -------       -------
Net investment loss(1).............................................         (0.09)         (0.11)         (0.13)        (0.08)
Net realized and unrealized gain on investments....................          3.19           3.16           4.38          3.74
                                                                          -------        -------        -------       -------
    Total from investment operations...............................          3.10           3.05           4.25          3.66
                                                                          -------        -------        -------       -------
Distributions from net realized gains..............................         (2.32)         (3.46)         (2.40)        (1.00)
                                                                          -------        -------        -------       -------
NET ASSET VALUE -- END OF PERIOD...................................       $ 21.73        $ 20.95        $ 21.36       $ 19.51
                                                                          =======        =======        =======       =======
TOTAL RETURN ......................................................        14.72%         14.16%         21.76%        21.66%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..............................       $20,923        $ 8,589        $ 7,329       $ 3,636
Ratio of expenses to average net assets ...........................         1.21%          1.24%          1.21%         1.21%(3)
Ratio of net investment loss to average net assets ................       (0.41)%        (0.48)%        (0.63)%       (0.69)%(3)
Portfolio turnover rate(4).........................................           56%            56%            53%           43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)  Not annualized.

(3)  Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                      LKCM EQUITY FUND
                                                            Year           Year            Year            Year            Year
                                                            Ended          Ended           Ended           Ended           Ended
                                                         December 31,    December 31,    December 31,    December 31,  December 31,
                                                             2006           2005            2004            2003           2002
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD...................  $  13.30        $  13.09       $  12.24        $   9.98      $  11.76
                                                           --------        --------       --------        --------      --------
Net investment income....................................      0.14            0.11           0.11            0.07          0.06
Net realized and unrealized gain (loss)
  on investments.........................................      1.55            0.52           0.85            2.26         (1.78)
                                                           --------        --------       --------        --------      --------
   Total from investment operations......................      1.69            0.63           0.96            2.33         (1.72)
                                                           --------        --------       --------        --------      --------
Dividends from net investment income.....................     (0.14)          (0.12)         (0.11)          (0.07)        (0.06)
Distributions from net realized gains....................     (0.42)          (0.30)            --              --            --
                                                           --------        --------       --------        --------      --------
   Total dividends and distributions.....................     (0.56)          (0.42)         (0.11)          (0.07)        (0.06)
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- END OF PERIOD.........................  $  14.43        $  13.30       $  13.09        $  12.24      $   9.98
                                                           ========        ========       ========        ========      ========
TOTAL RETURN.............................................    12.65%           4.80%          7.88%          23.38%       (14.64)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)....................  $ 50,385        $ 46,510       $ 37,240        $ 33,729      $ 24,672
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.............     1.06%           1.10%          1.18%           1.18%         1.05%
  After expense waiver and/or reimbursement..............     0.80%           0.80%          0.80%           0.80%         0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.............     0.71%           0.60%          0.54%           0.33%         0.29%
  After expense waiver and/or reimbursement..............     0.97%           0.90%          0.92%           0.71%         0.54%
Portfolio turnover rate..................................       24%             21%            28%             14%           44%

                                                                                    LKCM BALANCED FUND
                                                            Year           Year            Year            Year            Year
                                                            Ended          Ended           Ended           Ended           Ended
                                                         December 31,    December 31,    December 31,    December 31,  December 31,
                                                             2006           2005            2004            2003           2002
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD................... $  12.42         $  11.85       $  11.29        $   9.86      $  11.44
                                                          --------         --------       --------        --------      --------
Net investment income....................................     0.25             0.21           0.22            0.19          0.23
Net realized and unrealized gain (loss)
   on investments........................................     1.13             0.48           0.57            1.42         (1.59)
                                                          --------         --------       --------        --------      --------
   Total from investment operations......................     1.38             0.69           0.79            1.61         (1.36)
                                                          --------         --------       --------        --------      --------
Dividends from net investment income.....................    (0.26)           (0.12)         (0.23)          (0.18)        (0.21)
Distributions from net realized gains....................    (0.18)              --             --              --         (0.01)
                                                          --------         --------       --------        --------      --------
   Total dividends and distributions.....................    (0.44)           (0.12)         (0.23)          (0.18)        (0.22)
                                                          --------         --------       --------        --------      --------
NET ASSET VALUE -- END OF PERIOD......................... $  13.36         $  12.42       $  11.85        $  11.29       $  9.86
                                                          ========         ========       ========        ========      ========
TOTAL RETURN.............................................   11.22%            5.87%          7.10%          16.59%       (11.97)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands).................... $  9,922         $  9,232       $  8,408        $  8,753      $  7,298
Ratio of expenses to average net assets:
  Before expense reimbursement...........................    1.45%            1.47%          1.49%           1.52%         1.66%
  After expense reimbursement............................    0.80%            0.80%          0.80%           0.80%         0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.............    1.30%            1.03%          1.20%           1.09%         1.31%
  After expense waiver and/or reimbursement..............    1.95%            1.70%          1.89%           1.81%         2.17%
Portfolio turnover rate..................................      12%              24%            19%             24%           17%


   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                   LKCM FIXED INCOME FUND
                                                            Year           Year            Year            Year            Year
                                                            Ended          Ended           Ended           Ended           Ended
                                                         December 31,    December 31,    December 31,    December 31,  December 31,
                                                             2006           2005            2004            2003           2002
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD...................  $  10.24        $  10.42       $  10.52        $  10.61      $  10.48
                                                           --------        --------       --------        --------      --------
Net investment income....................................      0.44            0.36           0.39            0.42          0.51
Net realized and unrealized gain (loss)
   on investments........................................     (0.05)          (0.18)         (0.10)          (0.08)         0.13
                                                           --------        --------       --------        --------      --------
   Total from investment operations......................      0.39            0.18           0.29            0.34          0.64
                                                           --------        --------       --------        --------      --------
Dividends from net investment income.....................     (0.44)          (0.36)         (0.39)          (0.43)        (0.51)
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- END OF PERIOD.........................  $  10.19        $  10.24       $  10.42        $  10.52      $  10.61
                                                           ========        ========       ========        ========      ========
TOTAL RETURN.............................................     3.96%           1.79%          2.77%           3.25%         6.32%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)....................  $106,082        $115,599       $ 93,283        $ 68,354      $ 56,565
Ratio of expenses to average net assets:
  Before expense reimbursement...........................     0.74%           0.76%          0.75%           0.77%         0.75%
  After expense reimbursement............................     0.65%           0.65%          0.65%           0.65%         0.65%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.............     4.14%           3.56%          3.78%           3.98%         4.96%
  After expense waiver and/or reimbursement..............     4.23%           3.67%          3.88%           4.10%         5.06%
Portfolio turnover rate..................................       30%             40%            27%             58%           40%


   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                   LKCM INTERNATIONAL FUND
                                                            Year           Year            Year            Year            Year
                                                            Ended          Ended           Ended           Ended           Ended
                                                         December 31,    December 31,    December 31,    December 31,  December 31,
                                                             2006           2005            2004            2003           2002
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD...................  $  11.10        $   9.40       $   8.52        $   6.41      $   8.07
                                                           --------        --------       --------        --------      --------
Net investment income....................................      0.10(1)         0.02(1)        0.04(1)         0.07(2)       0.08(1)
Net realized and unrealized gain (loss)
  on investments.........................................      2.95            1.91           0.95            2.13         (1.60)
                                                           --------        --------       --------        --------      --------
   Total from investment operations......................      3.05            1.93           0.99            2.20         (1.52)
                                                           --------        --------       --------        --------      --------
Redemption fees..........................................        --              --             --            0.02            --
                                                           --------        --------       --------        --------      --------
Dividends from net investment income.....................     (0.16)          (0.23)         (0.11)          (0.11)        (0.14)
Distributions from net realized gains....................     (0.50)             --             --              --            --
                                                           --------        --------       --------        --------      --------
   Total dividends and distributions.....................     (0.66)          (0.23)         (0.11)          (0.11)        (0.14)
                                                           --------        --------       --------        --------      --------
NET ASSET VALUE -- END OF PERIOD.........................  $  13.49        $  11.10       $   9.40        $   8.52      $   6.41
                                                           ========        ========       ========        ========      ========
TOTAL RETURN.............................................    27.51%          20.49%         11.59%          34.68%       (18.86)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)....................  $136,295        $ 81,900       $ 42,104        $ 41,189      $ 31,542
Ratio of expenses to average net assets:
  Before expense reimbursement...........................     1.34%           1.99%          1.67%           1.99%         1.55%
  After expense reimbursement............................     1.20%           1.20%          1.20%           1.20%         1.20%
Ratio of net investment income (loss) to average
  net assets:
  Before expense waiver and/or reimbursement.............     0.62%         (0.57)%          0.01%           0.25%         0.68%
  After expense waiver and/ or reimbursement.............     0.76%           0.22%          0.48%           1.04%         1.03%
Portfolio turnover rate..................................      141%             56%(3)         N/A             N/A           N/A

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.


   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which Luther King Capital Management Corporation (the "Adviserbelieves are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees. Substantially all of the securities owned by the LKCM International Fund were adjusted to reflect fair value at December 31, 2006.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

     2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

     5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

     Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At December 31, 2006, substantially all of the LKCMInternational Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

     6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

     When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency. As of December 31, 2006, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

     7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

     8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. Accordingly, at December 31, 2006, reclassifications were recorded as follows.

                                                      LKCM         LKCM        LKCM        LKCM          LKCM
                                                   SMALL CAP      EQUITY     BALANCED     FIXED      INTERNATIONAL
                                                   EQUITY FUND     FUND        FUND     INCOME FUND      FUND
    Undistributed net investment income            $1,034,107      $ 164     $ 1,204     $ 20,330      $ 529,817
    Accumulated gains                                (121,823)      (164)        723         (109)      (428,815)
    Capital Stock                                    (912,284)        --      (1,927)     (20,221)      (101,002)

     11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2006, the Adviser waived and/or reimbursed the following expenses:

                            LKCM                 LKCM        LKCM        LKCM          LKCM
                          SMALL CAP             EQUITY     BALANCED     FIXED      INTERNATIONAL
                         EQUITY FUND             FUND        FUND     INCOME FUND      FUND
                         -----------             ----        ----     -----------      ----
Annual Advisory Rate          0.75%              0.70%       0.65%       0.50%          1.00%(1)(2)
Annual Cap on Expenses        1.00% (Inst.)      0.80%       0.80%       0.65%          1.20%
                              1.25% (Adviser)
Expenses Waived and/or
Reimbursed                    --              $124,256     $61,051    $102,266       $140,548

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust.

U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the year ended December 31, 2006, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $38,337.

C. FUND SHARES: At December 31, 2006, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                    11,064,923   $255,892,577                       4,256,949   $ 94,597,895
Shares issued to shareholders in
  reinvestment of distributions                 2,354,952     52,209,347                       2,334,508     49,701,687
Shares redeemed                                (3,305,745)   (76,618,156)                     (5,104,490)  (109,225,518)
Redemption fee                                                     9,628                                          2,051
                                               ----------   ------------                      ----------   ------------
Net increase                                   10,114,130   $231,493,396                       1,486,967   $ 35,076,115
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            17,564,901                                     16,077,934
                                               ----------                                     ----------
End of period                                  27,679,031                                     17,564,901
                                               ==========                                     ==========

SMALL CAP EQUITY FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                     ADVISER CLASS                                  ADVISER CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       629,302   $ 14,187,670                          11,279    $   253,781
Shares issued to shareholders in
  reinvestment of distributions                    91,875      2,012,985                          57,729      1,219,242
Shares redeemed                                  (168,008)    (3,966,306)                         (2,191)       (50,216)
Redemption fee                                                         5                                             --
                                               ----------   ------------                      ----------   ------------
Net increase                                      553,169   $ 12,234,354                          66,817   $  1,422,807
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               409,921                                        343,104
                                               ----------                                     ----------
End of period                                     963,090                                        409,921
                                               ==========                                     ==========
Total Net Increase                                          $243,727,750                                    $36,498,922
                                                            ============                                   ============

EQUITY FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       647,235   $  8,805,006                         859,700   $ 11,415,671
Shares issued to shareholders in
  reinvestment of distributions                   115,441      1,676,196                         102,086      1,362,839
Shares redeemed                                  (769,114)   (10,531,915)                       (308,640)    (4,126,877)
Redemption fee                                                     1,710                                            235
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                            (6,438)  $    (49,003)                        653,146   $  8,651,868
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             3,497,752                                      2,844,606
                                               ----------                                     ----------
End of period                                   3,491,314                                      3,497,752
                                               ==========                                     ==========

BALANCED FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                        82,100    $ 1,070,196                         140,838   $  1,676,752
Shares issued to shareholders in
  reinvestment of distributions                    24,220        317,817                           7,631         91,684
Shares redeemed                                  (106,900)    (1,383,450)                       (114,606)    (1,381,409)
Redemption fee                                                        --                                            315
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                              (580)  $      4,563                          33,863   $    387,342
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               743,334                                        709,471
                                               ----------                                     ----------
End of period                                     742,754                                        743,334
                                               ==========                                     ==========

FIXED INCOME FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     1,325,366   $ 13,518,101                       2,786,378   $ 28,740,295
Shares issued to shareholders in
  reinvestment of distributions                   404,444      4,099,350                         293,974      3,019,906
Shares redeemed                                (2,618,337)   (26,742,207)                       (735,297)    (7,622,076)
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                          (888,527)  $ (9,124,756)                      2,345,055   $ 24,138,125
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            11,293,837                                      8,948,782
                                               ----------                                     ----------
End of period                                  10,405,310                                     11,293,837
                                               ==========                                     ==========

INTERNATIONAL FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     2,684,049   $ 34,856,332                       4,906,583   $ 52,659,266
Shares issued to shareholders in
  reinvestment of distributions                   418,999      5,652,304                         139,773      1,564,054
Shares redeemed                                  (379,205)    (4,703,089)                     (2,148,904)   (20,417,793)
Redemption fee                                                     1,601                                             --
                                               ----------   ------------                      ----------   ------------
Net increase                                    2,723,843   $ 35,807,148                       2,897,452   $ 33,805,527
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             7,376,580                                      4,479,128
                                               ----------                                     ----------
End of period                                  10,100,423                                      7,376,580
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At December 31, 2006, the LKCM International Fund had a shareholder that owned greater than 25%of the Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006 were as follows:

                                                        PURCHASES                                       SALES
                                                  U.S.                                           U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               -----------    --------                        ----------    -----------
LKCM Small Cap Equity Fund                     $       --   $455,330,840                     $        --    $279,073,258
LKCM Equity Fund                                       --     12,035,160                              --      10,978,637
LKCM Balanced Fund                                 73,879        997,314                         198,947         932,646
LKCM Fixed Income Fund                          6,652,382     29,467,830                      10,698,636      19,434,008
LKCM International Fund                                --    156,161,833                              --     137,486,885

E. TAX INFORMATION: At December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

                                  LKCM                LKCM                 LKCM               LKCM                 LKCM
                               SMALL CAP             EQUITY              BALANCED             FIXED             INTERNATIONAL
                               EQUITY FUND            FUND                 FUND             INCOME FUND             FUND
                               -----------            ----                 ----             -----------             ----
Cost of Investments          $525,776,999         $38,066,393           $8,078,667        $104,736,232         $105,135,931
                             ============         ===========           ==========        ============         ============
Gross Unrealized
  Appreciation               $116,878,594         $12,705,112           $2,022,996        $    674,981         $ 16,872,885
Gross Unrealized
  Depreciation                (14,703,062)           (551,961)            (223,031)         (1,351,774)          (1,654,721)
                             ------------         -----------           ----------        ------------         ------------
Net Unrealized
  Appreciation
  (Depreciation)             $102,175,532         $12,153,151           $1,799,965        $   (676,793)        $ 15,218,164
                             ============         ===========           ==========        ============         ============
Undistributed Ordinary
  Income                     $         --         $       176           $       --        $         --         $    783,952
Undistributed Long-Term
  Capital Gain                 22,334,922                  --                  450                  --            3,878,798
                             ------------         -----------           ----------        ------------         ------------
Total Distributable Earnings $ 22,334,922         $       176           $      450        $         --         $  4,662,750
                             ------------         -----------           ----------        ------------         ------------
Other accumulated
  Losses                     $         --         $   (91,729)          $  (21,113)       $   (677,380)        $     (6,624)
                             ------------         -----------           ----------        ------------         ------------
Total Accumulated
  Earnings (Losses)          $124,510,454         $12,061,598           $1,779,302        $ (1,354,173)        $ 19,874,290
                             ============         ===========           ==========        ============         ============

At December 31, 2006 the accumulated capital loss carryforwards were as follows:

                                  LKCM
                                 FIXED
                               INCOME FUND
                               -----------
Expiring in 2010                $ 191,023
Expiring in 2013                   38,877
Expiring in 2014                  338,541
                                ---------
                                $ 568,441
                                =========

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2006, capital loss carryforwards of $4,803 and $17,059,390 were utilized by the LKCM Balanced Fund and the LKCM International Fund, respectively. At December 31, 2006, the LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund had net realized losses from transactions between November 1, 2006 and December 31, 2006 of $91,729, $21,113 and $108,939, respectively, which are deferred for tax purposes and will be recognized in 2007.

The tax components of dividends paid during the year ended December 31, 2006 were as follows:

                                          ORDINARY                   LONG-TERM
                                            INCOME                 CAPITAL GAINS
                                         -----------               -------------
LKCM Small Cap Equity Fund               $       --                 $60,734,943
LKCM Equity Fund                            473,247                  1,395,027
LKCM Balanced Fund                          209,384                    112,034
LKCM Fixed Income Fund                    4,681,335                         --
LKCM International Fund                   1,404,574                  4,379,796

The tax components of dividends paid during the year ended December 31, 2005 were as follows:

                                          ORDINARY                   LONG-TERM
                                           INCOME                  CAPITAL GAINS
                                         -----------               -------------
LKCM Small Cap Equity Fund               $       --                $53,563,961
LKCM Equity Fund                            423,004                  1,004,552
LKCM Balanced Fund                           93,399                         --
LKCM Fixed Income Fund                    3,526,577                         --
LKCM International Fund                   1,646,490                         --

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the LKCM Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculations in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations on June 29, 2007. At this time, management is evaluating the implications of FIN 48 and whether it has any impact on the Funds' financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of LKCM Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (constituting the LKCM Funds, hereafter referred to as the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 20, 2007

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                DECEMBER 31, 2006

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2006 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

                  Equity                            100.00%
                  Balanced                           61.88%
                  Fixed Income                        3.00%
                  International                      52.75%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                  Equity                            100.00%
                  Balanced                           59.30%
                  Fixed Income                        3.00%
                  International                       0.00%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                  Equity                             10.16%
                  Balanced                           56.79%
                  Fixed Income                      100.00%
                  International                       1.49%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)( C ).

                  Equity                              0.00%
                  Balanced                           10.31%
                  Fixed Income                        0.00%
                  International                       0.00%

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES
-------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                        TERM OF                              PORTFOLIOS
                                                        OFFICE &        PRINCIPAL              IN FUND
                                  POSITION(S)           LENGTH          OCCUPATION             COMPLEX           OTHER
NAME, ADDRESS                      HELD WITH            OF TIME         DURING PAST           OVERSEEN       DIRECTORSHIPS
AND AGE                            THE TRUST            SERVED1         FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                    Chairman              Since 2005   CEO, Texas Systems, LLC     9       Non-Executive Chairman of
301 Commerce Street               of the                             and CEO,                            the Board of AZZ
Suite 1600                        Board of Trustees                  Texaslearningsystems LLC            Incorporated, a
Fort Worth, TX 76102                                                 since 1999; Dean, M.J.              manufacturing company.
Age: 64                           Trustee               Since 1994   Neeley School of
                                                                     Business, Texas Christian
                                                                     University Business
                                                                     School from 1987
                                                                     to 2001.

------------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.             Trustee               Since 1994   Consultant; formerly        9       Priests Pension Fund
301 Commerce Street                                                  Consultant for NASDAQ               of the Catholic Diocese
Suite 1600                                                           Corp. and Vice President,           of Fort Worth, Lay
Fort Worth, TX 76102                                                 Merrill Lynch & Co., Inc.           Workers Pension
Age: 86                                                                                                  Fund of the Catholic
                                                                                                         Diocese of Fort Worth,
                                                                                                         St. Joseph Health
                                                                                                         Care Trust, Catholic
                                                                                                         Schools Trust and
                                                                                                         Catholic Foundation
                                                                                                         of North Texas.

------------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell                 Trustee               Since 2005  CPA, Consulting Services,    9       Red Robin Gourmet
301 Commerce Street                                                 since 2002; Audit Partner,           Burgers, Inc.
Suite 1600                                                          Arthur Anderson LLC from
Fort Worth, TX 76102                                                1974-2002.
Age: 64


INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.2              Trustee, President    Since 1994  Chairman, President and      9       Employee Retirement Systems
301 Commerce Street               and Chief Executive               Director,                            of Texas, 4K Land & Cattle
Suite 1600                        Officer                           Luther King Capital                  Company, Hunt Forest
Fort Worth, TX 76102                                                Management Corporation               Products (lumber), Ruston
Age: 66                                                             since 1979.                          Industrial Corp. (forest
                                                                                                         products), JLK Venture Corp
                                                                                                         (private equity),
                                                                                                         Southwestern Exposition &
                                                                                                         Livestock, Southwest JLK,
                                                                                                         Texas Christian University,
                                                                                                         Texas Southwestern
                                                                                                         Cattleraisers Foundation
                                                                                                         and Tyler Technologies
                                                                                                         (information management
                                                                                                         company for government
                                                                                                         agencies).

1 Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

2    Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because he controls the Adviser.

                                                                  TERM OF
                                                                 OFFICE &                             PRINCIPAL
                                  POSITION(S)                     LENGTH                             OCCUPATION
NAME, ADDRESS                      HELD WITH                      OF TIME                            DURING PAST
AND AGE                            THE FUND                       SERVED                             FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.               President and                   Since                       Chairman, President and Director,
301 Commerce Street               Chief Executive                 1994                        Luther King Capital Management
Suite 1600                        Officer                                                     Corporation since 1979.
Fort Worth, TX 76102
Age: 66
--------------------------------------------------------------------------------------------------------------------------------
Paul W. Greenwell                 Vice President                  Since                       Principal, Luther King Capital
301 Commerce Street                                               1996                        Management since 1986, Vice
Suite 1600                                                                                    President and Portfolio Manager,
Fort Worth, TX 76102                                                                          Luther King Capital Management
Age: 56                                                                                       since 1983.
--------------------------------------------------------------------------------------------------------------------------------
Richard Lenart                    Secretary and Treasurer         Since                       Luther King Capital
301 Commerce Street                                               2006                        Management since 2005, Vice
Suite 1600                                                                                    President, Aquinas Funds
Fort Worth, TX 76102                                                                          (2001-2005).
Age: 40
--------------------------------------------------------------------------------------------------------------------------------
Steven R. Purvis                  Vice President                  Since                       Principal, Luther King Capital
301 Commerce Street                                               2000                        Management since 2003, Vice
Suite 1600                                                                                    President and Portfolio
Manager,
Fort Worth, TX 76102                                                                          Luther King Capital Management
Age: 41                                                                                       since 1996.
--------------------------------------------------------------------------------------------------------------------------------
Jacob D. Smith                    Chief Compliance                Since                       General Counsel and Chief
301 Commerce Street               Officer                         2006                        Compliance Officer, Luther King
Suite 1600                                                                                    Capital Management since 2006,
Fort Worth, TX 76102                                                                          Enforcement Attorney, U.S.
Age: 32                                                                                       Securities and Exchange
                                                                                              Commission (2005-2006), Associate,
                                                                                              Haynes and Boone, LLP
                                                                                              (2001-2005).
--------------------------------------------------------------------------------------------------------------------------------

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                                       45

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                                       46

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                                       47

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA      Richard Lenart
   Trustee,                      Secretary & Treasurer
   President

   Paul W. Greenwell             Jacob D. Smith
   Vice President                Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Suite 1800
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


U.S. Bancorp Fund Services, LLC                                 ----------------
P.O. Box 701                                                        PRESORTED
Milwaukee, WI 53201-0701                                            STANDARD
                                                                 US POSTAGE PAID
                                                                 PERMIT #3602
                                                                BERWYN, IL 60402
                                                               -----------------

--------------------------------------------------------------------------------



                                      LKCM
                                      FUNDS



--------------------------------------------------------------------------------




                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                           LKCM AQUINAS SMALL CAP FUND
                         LKCM AQUINAS FIXED INCOME FUND


                                  Annual Report
                                December 31, 2006

                       This page intentionally left blank.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report the following performance information for the LKCM Aquinas Funds:

                                                                                                    AVG.
                                                                                                   ANNUAL
                                                                                                    TOTAL
                                                                                   ONE YEAR        RETURN
                                                        INCEPTION      NAV @     TOTAL RETURN       SINCE
FUNDS                                                     DATES      12/31/06   ENDED 12/31/06     INCEPT.*
LKCM Aquinas Value Fund                                  7/11/05      $13.71       16.51%           12.79%
  Russell 1000 Value Index1                                                        22.25%           17.19%

LKCM Aquinas Growth Fund                                 7/11/05      $15.45       (0.22)%           1.61%
  Russell 1000 Growth Index2                                                        9.07%            9.52%

LKCM Aquinas Small Cap Fund                              7/11/05       $6.58       13.06%           11.36%
  Russell 2000 Index3                                                              18.37%           13.75%

LKCM Aquinas Fixed Income Fund                           7/11/05       $9.81        3.82%            2.54%
  Lehman Government/Credit Bond Index4                                              4.08%            3.07%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

* On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

1 The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3 The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $763 million.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

   Note: These indices defined above are not available for direct investment.


From almost all standpoints, 2006 was a good year for the financial markets. Growth in corporate profits remained strong. Short-term interest rates peaked, and there is some anticipation they will begin to decline during the first half of 2007. Bond yields rose during the first half of 2006 and declined in the second half as the Federal Reserve completed its tightening. Oil prices ended 2006 at levels similar to where they began the year, and natural gas prices declined. The rate of inflation was contained although higher on an absolute level than the Federal Reserve Bank would like. Job growth was good with the unemployment rate falling to 4.5%.

The housing sector of the economy continued to weaken, although the fears of a broad-based collapse did not materialize. Strong employment growth offset weaker housing prices and supported continued consumer strength. The overhang of the Iraq War was a negative psychologically but had little impact on consumption.

Global liquidity remained very robust and clearly had a positive impact not only on our economy, but on stock and bond prices as well during 2006. We expect the positive impact to continue during 2007. While short-term interest rates have risen in the U.S. and Europe, the money supply continues to grow. Globally, China and Japan maintained non-restrictive monetary policies conducive to continued growth.

The dollar value of mergers and acquisitions reached all-time highs during 2006. This activity was the result of large pools of capital in private equity funds, very liquid corporate balance sheets, aggressive lending by banks, narrow spreads in the bond market between high and low quality bonds, and reasonable valuations. We believe these conditions will persist during 2007.

In summary, our outlook is for continued economic growth, and for a positive stock market environment in 2007.

The LKCM Aquinas Small Cap Fund is managed to maximize long-term capital appreciation through investment primarily in the equity securities of smaller companies. The performance of the Fund for the year was 13.06% vs. the Russell 2000 Index's 18.37% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above-average growth and return prospects. Stock selection and a focus on valuation remain an important component of our performance. As of December 31, 2006, the total net assets of the Fund were $11.0 million with 95.7% of the net assets invested in common stocks and 4.3% in cash reserves, net of liabilities. Investments in the Financial and Industrial sectors were additive to our results while our Consumer Discretionary and Energy holdings subtracted from our overall performance.

The LKCM Aquinas Growth Fund is managed to provide long-term capital appreciation by choosing investments that generally have above-average growth in revenue and/or earnings, above-average return on equity, and under-leveraged balance sheets. The Fund's strategy is to identify quality companies based on various financial and fundamental criteria, which are constantly updated. As of December 31, 2006, the total net assets in the Fund were $59.0 million with 100.0% of the net assets invested in common stocks. For 2006, the Fund's performance was (0.22)% versus 9.07% for the Russell 1000 Growth Index. The Fund's performance was hindered by the Fund's overweight positions in the Energy and Utilities sectors, which have now been worked down to a more equal weight condition, and by a number of ill-timed stock selections as a result of the subsequent reinvestment in other sectors of the market. The Fund benefited from good stock selection in the Financial, Industrial and Technology sectors. We believe the Fund maintains a broadly diversified portfolio and is well positioned for the market conditions we anticipate in 2007.

The LKCM Aquinas Value Fund is managed to provide long-term capital appreciation through investments that we believe are undervalued relative to earnings growth rates. The Fund generally seeks equity holdings that sell at a discount to their growth rate versus other publicly traded equities, have low price to cash flow characteristics, attractive dividend yields, or lower price to book values than the overall market. As of December 31 2006, the total net assets in the Fund were $39.8 million, with 98.5% invested in common stocks and 1.5% invested in cash reserves, net of liabilities. For the calendar year 2006, the Fund advanced 16.51% versus 22.25% for the Russell 1000 Value Index. The Fund's performance benefited from overweight positions in the Industrials, Materials, and Telecom Services sectors. The Fund's performance was hindered by poor stock selection in the Energy Sector as well as being relatively underweighted in that sector. We believe the Fund is well positioned with a broadly diversified portfolio of quality companies.

The LKCM Aquinas Fixed Income Fund is managed to provide current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments to create a high quality, low volatility, short-to-intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. During 2006, the total return for the Fund was 3.82% versus 4.08% for the Lehman Brothers Intermediate Government Credit Index. At year end, the Fund had an effective duration of 3.3 years versus the Index at 3.6 years and had a weighted average Standard & Poor's quality rating of single A*. The Fund benefited from its overweight in credit relative to the Index while its shorter effective duration relative to the Index detracted from performance during the second half of the year as all but short rates declined. As of December 31, 2006, the total net assets in the Fund were $39.6 million, with 75.6% invested in corporate bonds, 18.6% invested in U. S. Treasury and agency debt, 1.9% in preferred stock, 1.5% in municipal bonds, 0.1% in asset backed securities and 2.3% in cash reserves, net of liabilities.

At LKCM, our goal is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business, and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future.

The LKCM Aquinas Funds have a mission to generally follow the investment guidelines as outlined by the United States Conference of Catholic Bishops and to achieve its goal of superior returns with lower volatility. By prudently applying traditional moral teachings and employing traditional principles on cooperation and toleration, as well as the duty to avoid scandal, we believe that we can carry out our mission and exercise faithful, competent and socially responsible stewardship of the Fund assets. We appreciate the opportunity to exercise our investment talents on your behalf and trust you have placed in LKCM through your investment in these Funds.

/s/ J. Luther King

J. Luther King, Jr., CFA
January 29, 2007

*Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.


The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 11-19 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Aquinas Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

Return on equity (ROE) is net income divided by average common equity.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus for the Funds contains this and other important information and may be obtained by calling 1-800-423-6369. Please read the prospectus carefully before investing in the Funds.

The first use date of this report is 2/07.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2006 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                            PAST                        SINCE
                                           1 YEAR                   INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS VALUE FUND                    16.51%                      12.79%
--------------------------------------------------------------------------------
Russell 1000 Value Index                   22.25%                      17.19%
--------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Index         18.28%                      16.29%
--------------------------------------------------------------------------------
(1) The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Value Fund

Line Chart:
LKCM Aquinas Value Fund $11,953
Russell 1000 Value Index $12,651
Lipper Large Cap Value Funds Index $12,507

                LKCM Aquinas          Russell 1000        Lipper Large Cap Value
                Value Fund            Value Index         Funds Index
7/05            10000                 10000               10000
12/05           10260                 10349               10574
12/06           11953                 12651               12507

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an unmanaged index consisting of large-cap value funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2006 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                            PAST                        SINCE
                                           1 YEAR                   INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS GROWTH FUND                   (0.22)%                      1.61%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                    9.07%                      9.52%
--------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index          4.72%                      9.31%
--------------------------------------------------------------------------------

(1) The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Growth Fund

Line Chart:
LKCM Aquinas Growth Fund $10,239
Russell 1000 Growth Index $11,443
Lipper Large-Cap Growth Funds Index $11,411

                LKCM Aquinas          Russell 1000       Lipper Large-Cap Growth
                Growth Fund           Growth Index       Funds Index
7/05            10000                 10000              10000
12/05           10261                 10491              10897
12/06           10239                 11443              11411

The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an unmanaged index consisting of large-cap growth funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2006 compared to the Fund's representative market indices. The LKCM Aquinas Small Cap Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                            PAST                      SINCE
                                           1 YEAR                  INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS SMALL CAP FUND                13.06%                    11.36%
--------------------------------------------------------------------------------
Russell 2000 Index                         18.37%                    13.75%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index          13.70%                    14.67%
--------------------------------------------------------------------------------

(1) The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Small Cap Fund

Line Chart:
LKCM Aquinas Small Cap Fund $11,729
Russell 2000 Index $12,104
Lipper Small-Cap Core Funds Index $12,249

              LKCM Aquinas         Russell 2000       Lipper Small-Cap
              Small Cap Fund       Index              Core Funds Index
7/05          10000                10000              10000
12/05         10374                10226              10773
12/06         11729                12104              12249

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $763 million.

The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Fixed Income Fund as of December 31, 2006 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                            PAST                       SINCE
                                           1 YEAR                   INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS FIXED INCOME FUND              3.82%                      2.54%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
  Government/Credit Bond Index              4.08%                      3.07%
--------------------------------------------------------------------------------
Lipper Short Intermediate
  Investment-Grade
  Debt Funds Index                          4.08%                      2.75%
--------------------------------------------------------------------------------

(1) The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Fixed Income Fund

Line Chart:

LKCM Aquinas Fixed Income Fund $10,379
Lehman Brothers Intermediate Government/Credit Bond Index $10,458
Lipper Short Intermediate Investment-Grade Debt Funds Index $10,411

         LKCM Aquinas   Lehman Brothers Intermediate   Lipper Short Intermediate
         Fixed Income   Government/Credit              Investment-Grade
         Fund           Bond Index                     Debt Funds Index
7/05     10000          10000                          10000
12/05     9997          10048                          10003
12/06    10379          10458                          10411

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

             LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2006

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/06-12/31/06).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                      LKCM AQUINAS VALUE FUND
                                            ----------------------------------------------
                                                                               EXPENSES
                                                                                 PAID
                                              BEGINNING        ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       7/1/06-
                                               7/1/06        12/31/06          12/31/06
------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,118.50       $8.01
Hypothetical (5% return before expenses)      $1,000.00       $1,017.64       $7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                      LKCM AQUINAS GROWTH FUND
                                            ----------------------------------------------
                                                                               EXPENSES
                                                                                 PAID
                                              BEGINNING        ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       7/1/06-
                                               7/1/06        12/31/06          12/31/06
------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,061.10       $7.53
Hypothetical (5% return before expenses)      $1,000.00       $1,017.90       $7.37

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                     LKCM AQUINAS SMALL CAP FUND
                                            ----------------------------------------------
                                                                               EXPENSES
                                                                                 PAID
                                             BEGINNING        ENDING        DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       7/1/06-
                                               7/1/06        12/31/06          12/31/06
------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,052.80       $7.76
Hypothetical (5% return before expenses)      $1,000.00       $1,017.64       $7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                    LKCM AQUINAS FIXED INCOME FUND
                                            ----------------------------------------------
                                                                              EXPENSES
                                                                                 PAID
                                              BEGINNING        ENDING       DURING PERIOD*
                                            ACCOUNT VALUE  ACCOUNT VALUE       7/1/06-
                                               7/1/06        12/31/06          12/31/06
------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,037.60       $4.11
Hypothetical (5% return before expenses)      $1,000.00       $1,021.17       $4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


   ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS -- DECEMBER 31, 2006

Percentages represent market value as a percentage of total investments.

Pie Chart:
LKCM AQUINAS VALUE FUND
Short-Term Investments              1.7%
Common Stocks                      98.3%

Pie Chart:
LKCM AQUINAS GROWTH FUND
Short-Term Investments              0.5%
Common Stocks                      99.5%

Pie Chart:
LKCM AQUINAS SMALL CAP FUND
Short-Term Investments              4.4%
Common Stocks                      95.6%

Pie Chart:
LKCM AQUINAS FIXED INCOME FUND
Municipal Bonds                     1.5%
U.S. Government & Agency Issues    17.1%
Preferred Stocks                    1.9%
Short-Term Investments              5.8%
Mortgage & Asset-Backed Securities  0.1%
Corporate Bonds                    73.6%

                             LKCM AQUINAS VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

------------------------------------------------------------------
COMMON STOCKS - 98.5%                        SHARES          VALUE
------------------------------------------------------------------
AEROSPACE & DEFENSE - 4.0%
  General Dynamics Corporation                9,400     $  698,890
  Rockwell Collins, Inc.                     10,000        632,900
  United Technologies Corporation             4,000        250,080
                                                       -----------
                                                         1,581,870
                                                       -----------
ASSET MANAGEMENT - 1.3%
  Mellon Financial Corporation               12,500        526,875
                                                       -----------

BEVERAGES - 2.6%
  The Coca-Cola Company                      15,000        723,750
  PepsiCo, Inc.                               5,000        312,750
                                                       -----------
                                                         1,036,500
                                                       -----------
BUILDING PRODUCTS - 1.6%
  American Standard Companies Inc.           14,200        651,070
                                                       -----------

CHEMICALS - 5.8%
  E.I. du Pont de Nemours and Company        15,000        730,650
  Praxair, Inc.                              15,000        889,950
  The Valspar Corporation                    25,000        691,000
                                                       -----------
                                                         2,311,600
                                                       -----------
COMMERCIAL BANKS - 6.0%
  Bank of America Corporation                21,244      1,134,217
  BOK Financial Corporation                  10,000        549,800
  Capitol Bancorp Ltd.                       12,500        577,500
  The South Financial Group, Inc.             5,000        132,950
                                                       -----------
                                                         2,394,467
                                                       -----------
COMPUTERS & PERIPHERALS - 2.0%
  International Business Machines
    Corporation                               8,320        808,288
                                                       -----------

CONSTRUCTION & ENGINEERING - 1.2%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                      17,500        478,450
                                                       -----------

DIVERSIFIED FINANCIAL SERVICES - 5.0%
  Citigroup Inc.                             14,000        779,800
  JPMorgan Chase & Co.                       25,000      1,207,500
                                                       -----------
                                                         1,987,300
                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.0%
  AT&T Inc.                                  30,000      1,072,500
  Verizon Communications Inc.                25,000        931,000
                                                       -----------
                                                         2,003,500
                                                       -----------
ELECTRIC UTILITIES - 1.7%
  Allegheny Energy, Inc. (a)                 15,000        688,650
                                                       -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
  Agilent Technologies, Inc. (a)             12,500        435,625
                                                       -----------

ENERGY EQUIPMENT & SERVICES - 1.4%
  Hanover Compressor Company (a)             10,000        188,900
  Noble Corporation (b)                       5,000        380,750
                                                       -----------
                                                           569,650
                                                       -----------
FOOD & STAPLES RETAILING - 2.3%
  CVS Corporation                            30,000        927,300
                                                       -----------

FOOD PRODUCTS - 1.5%
  General Mills, Inc.                        10,000        576,000
                                                       -----------

------------------------------------------------------------------
COMMON STOCKS                                   SHARES       VALUE
------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 8.3%
  Baxter International Inc.                  25,140    $ 1,166,245
  DENTSPLY International Inc.                30,000        895,500
  Respironics, Inc. (a)                      15,000        566,250
  Thermo Fisher Scientific, Inc. (a)         15,000        679,350
                                                       -----------
                                                         3,307,345
                                                       -----------
HOTELS, RESTAURANTS & LEISURE - 0.4%
  McDonald's Corporation                      3,500        155,155
                                                       -----------

HOUSEHOLD PRODUCTS - 2.3%
  Colgate-Palmolive Company                   9,000        587,160
  Kimberly-Clark Corporation                  4,990        339,071
                                                       -----------
                                                           926,231
                                                       -----------
INDUSTRIAL CONGLOMERATES - 4.6%
  General Electric Company                   25,000        930,250
  Tyco International Ltd. (b)                30,000        912,000
                                                       -----------
                                                         1,842,250
                                                       -----------
INSURANCE - 5.4%
  The Allstate Corporation                    8,200        533,902
  Genworth Financial Inc. - Class A          27,500        940,775
  Lincoln National Corporation               10,000        664,000
                                                       -----------
                                                         2,138,677
                                                       -----------
INTERNET SOFTWARE & SERVICES - 1.4%
  Yahoo! Inc. (a)                            22,500        574,650
                                                       -----------

INVESTMENT BANK & BROKERAGE - 6.1%
  The Goldman Sachs Group, Inc.               4,000        797,400
  Morgan Stanley                             20,000      1,628,600
                                                       -----------
                                                         2,426,000
                                                       -----------
IT SERVICES - 2.8%
  Accenture Ltd. - Class A (b)               30,000      1,107,900
                                                       -----------

MEDIA - 1.8%
  CBS Corporation - Class B                  22,500        701,550
                                                       -----------

METALS & MINING - 2.2%
  Peabody Energy Corporation                 21,600        872,856
                                                       -----------

MULTILINE RETAIL - 1.8%
  Kohl's Corporation (a)                     10,600        725,358
                                                       -----------

MULTI-UTILITIES & UNREGULATED POWER - 1.7%
  Duke Energy Corporation                    20,000        664,200
                                                       -----------

OFFICE ELECTRONICS - 1.3%
  Xerox Corporation (a)                      30,000        508,500
                                                       -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.2%
  Chevron Corporation                         7,500        551,475
  ConocoPhillips                             10,000        719,500
  Devon Energy Corporation                    8,000        536,640
  Exxon Mobil Corporation                    10,000        766,300
  Range Resources Corporation                24,500        672,770
                                                       -----------
                                                         3,246,685
                                                       -----------
PERSONAL PRODUCTS - 1.0%
  Avon Products, Inc.                        12,000        396,480
                                                       -----------


   The accompanying notes are an integral part of these financial statements.

                             LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

------------------------------------------------------------------
COMMON STOCKS                                SHARES          VALUE
------------------------------------------------------------------
PHARMACEUTICALS - 1.2%
  Abbott Laboratories                        10,000    $   487,100
                                                       -----------

SOFTWARE - 0.3%
  Nuance Communications, Inc. (a)            10,000        114,600
                                                       -----------

SPECIALTY RETAIL - 3.2%
  The Home Depot, Inc.                       17,500        702,800
  PETsMART, Inc.                             20,000        577,200
                                                       -----------
                                                         1,280,000
                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES - 2.0%
  America Movil S.A. de C.V. - ADR (b)       17,500        791,350
                                                       -----------

TOTAL COMMON STOCKS
    (Cost $30,626,364)                                  39,244,032
                                                       -----------

------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.8%
------------------------------------------------------------------
MONEY MARKET FUND - 1.8%
  Columbia Money Market Reserves Fund -
    Capital Shares                          695,487        695,487
                                                       -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $695,487)                                        695,487
                                                       -----------

  TOTAL INVESTMENTS - 100.3%
    (Cost $31,321,851)                                  39,939,519

  Liabilities in Excess of Other Assets - (0.3)%          (113,746)
                                                       -----------

  TOTAL NET ASSETS - 100.0%                            $39,825,773
                                                       ===========

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

------------------------------------------------------------------
COMMON STOCKS - 100.0%                       SHARES          VALUE
------------------------------------------------------------------
AEROSPACE & DEFENSE - 6.5%
  The Boeing Company                         15,000    $ 1,332,600
  Raytheon Company                           24,000      1,267,200
  Rockwell Collins, Inc.                     20,000      1,265,800
                                                       -----------
                                                         3,865,600
                                                       -----------
AIR FREIGHT & LOGISTICS - 1.8%
  FedEx Corp.                                10,000      1,086,200
                                                       -----------

BEVERAGES - 3.0%
  Fomento Economico Mexicano,
    S.A.B. de C.V. - ADR (b)                  7,000        810,320
  PepsiCo, Inc.                              15,000        938,250
                                                       -----------
                                                         1,748,570
                                                       -----------
BUILDING PRODUCTS - 2.3%
  Cemex S.A. de C.V. - ADR (b)               40,000      1,355,200
                                                       -----------

COMMERCIAL BANKS - 2.6%
  Cullen/Frost Bankers, Inc.                 11,000        614,020
  Sterling Financial Corporation             28,000        946,680
                                                       -----------
                                                         1,560,700
                                                       -----------
COMMUNICATIONS EQUIPMENT - 7.7%
  Corning Incorporated (a)                   55,000      1,029,050
  Harris Corporation                         20,000        917,200
  Motorola, Inc.                             80,000      1,644,800
  QUALCOMM Inc.                              25,000        944,750
                                                       -----------
                                                         4,535,800
                                                       -----------
COMPUTERS & PERIPHERALS - 4.9%
  Apple Computer, Inc. (a)                   12,000      1,018,080
  Hewlett-Packard Company                    20,000        823,800
  SanDisk Corporation (a)                    25,000      1,075,750
                                                       -----------
                                                         2,917,630
                                                       -----------
CONSUMER FINANCE - 2.4%
  Cash America International, Inc.           29,700      1,392,930
                                                       -----------

ELECTRIC UTILITIES - 1.2%
  Allegheny Energy, Inc. (a)                 15,000        688,650
                                                       -----------

ELECTRICAL EQUIPMENT - 2.2%
  Emerson Electric Co.                       30,000      1,322,700
                                                       -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
  Agilent Technologies, Inc. (a)             30,000      1,045,500
                                                       -----------

ENERGY EQUIPMENT & SERVICES - 2.1%
  Weatherford International Ltd. (a) (b)     30,000      1,253,700
                                                       -----------

FOOD & STAPLES RETAILING - 7.3%
  Costco Wholesale Corporation               20,000      1,057,400
  United Natural Foods, Inc. (a)             45,000      1,616,400
  Walgreen Co.                               35,000      1,606,150
                                                       -----------
                                                         4,279,950
                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 10.5%
  Alcon, Inc. (b)                            13,000      1,453,010
  ArthroCare Corporation (a)                 30,000      1,197,600
  Becton, Dickinson and Company              10,000        701,500
  DENTSPLY International Inc.                39,000      1,164,150
  Medtronic, Inc.                            15,000        802,650
  Thermo Fisher Scientific, Inc. (a)         20,000        905,800
                                                       -----------
                                                         6,224,710
                                                       -----------


------------------------------------------------------------------
COMMON STOCKS                                SHARES          VALUE
------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 3.6%
  Starbucks Corporation (a)                  24,000    $   850,080
  Starwood Hotels & Resorts Worldwide, Inc.  20,000      1,250,000
                                                       -----------
                                                         2,100,080
                                                       -----------
HOUSEHOLD PRODUCTS - 3.9%
  Colgate-Palmolive Company                  16,000      1,043,840
  The Procter & Gamble Company               20,000      1,285,400
                                                       -----------
                                                         2,329,240
                                                       -----------
INDUSTRIAL CONGLOMERATES - 1.3%
  General Electric Company                   20,000        744,200
                                                       -----------

INSURANCE - 1.9%
  Prudential Financial, Inc.                 13,000      1,116,180
                                                       -----------

INVESTMENT BANK & BROKERAGE - 1.6%
  Lehman Brothers Holdings Inc.              12,000        937,440
                                                       -----------

MACHINERY - 2.3%
  CLARCOR Inc.                               40,000      1,352,400
                                                       -----------

MEDIA - 3.4%
  Grupo Televisa S.A. - ADR (b)              26,000        702,260
  The McGraw-Hill Companies, Inc.            19,000      1,292,380
                                                       -----------
                                                         1,994,640
                                                       -----------
METALS & MINING - 1.9%
  Freeport-McMoRan Copper &
    Gold, Inc. - Class B                     20,000      1,114,600
                                                       -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 5.9%
  Denbury Resources Inc. (a)                 25,000        694,750
  Devon Energy Corporation                   25,000      1,677,000
  Range Resources Corporation                40,000      1,098,400
                                                       -----------
                                                         3,470,150
                                                       -----------
PERSONAL PRODUCTS - 2.2%
  Avon Products, Inc.                        40,000      1,321,600
                                                       -----------

ROAD & RAIL - 1.9%
  Burlington Northern Santa Fe Corporation   15,000      1,107,150
                                                       -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.7%
  Intel Corporation                          50,000      1,012,500
                                                       -----------

SOFTWARE - 3.5%
  Microsoft Corporation                      40,100      1,197,386
  Oracle Corporation (a)                     50,000        857,000
                                                       -----------
                                                         2,054,386
                                                       -----------
SPECIALTY RETAIL - 1.6%
  Office Depot, Inc. (a)                     25,000        954,250
                                                       -----------

TEXTILES, APPAREL & LUXURY GOODS - 1.7%
  Coach, Inc. (a)                            23,000        988,080
                                                       -----------

TRADING COMPANIES & DISTRIBUTORS - 1.8%
  Fastenal Company                           30,000      1,076,400
                                                       -----------

   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

------------------------------------------------------------------
COMMON STOCKS                                SHARES          VALUE
------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 3.5%
  SBA Communications Corporation -
    Class A (a)                              75,000    $ 2,062,500
                                                       -----------

TOTAL COMMON STOCKS
    (Cost $54,598,423)                                  59,013,636
                                                       -----------

------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.5%
------------------------------------------------------------------
MONEY MARKET FUND - 0.5%
  Columbia Money Market Reserves Fund -
    Capital Shares                          280,469        280,469
                                                       -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $280,469)                                        280,469
                                                       -----------

  TOTAL INVESTMENTS - 100.5%
    (Cost $54,878,892)                                  59,294,105

  Liabilities in Excess of Other Assets - (0.5)%          (297,253)
                                                       -----------

  TOTAL NET ASSETS - 100.0%                            $58,996,852
                                                       ===========

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-dominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

------------------------------------------------------------------
COMMON STOCKS - 95.7%                        SHARES          VALUE
------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.1%
  Hexcel Corporation (a)                      8,700    $   151,467
  Ladish Co., Inc. (a)                        5,100        189,108
                                                       -----------
                                                           340,575
                                                       -----------
AIR FREIGHT & LOGISTICS - 0.6%
  Forward Air Corporation                     2,150         62,200
                                                       -----------

AUTO COMPONENTS - 1.8%
  Drew Industries Incorporated (a)            3,450         89,735
  Tenneco Inc. (a)                            4,550        112,476
                                                       -----------
                                                           202,211
                                                       -----------
BIOTECHNOLOGY - 1.0%
  Human Genome Sciences, Inc. (a)             8,750        108,850
                                                       -----------

CAPITAL MARKETS - 1.6%
  Penson Worldwide, Inc. (a)                  6,400        175,424
                                                       -----------

COMMERCIAL BANKS - 9.0%
  Capitol Bancorp Ltd.                        2,200        101,640
  Cullen/Frost Bankers, Inc.                  2,050        114,431
  First State Bancorporation                  5,350        132,412
  Glacier Bancorp, Inc.                       6,300        153,972
  Hancock Holding Company                     2,050        108,322
  The South Financial Group, Inc.             4,550        120,984
  Sterling Financial Corporation              3,850        130,169
  UCBH Holdings, Inc.                         7,150        125,554
                                                       -----------
                                                           987,484
                                                       -----------
COMMERCIAL SERVICES & SUPPLIES - 5.9%
  Airgas, Inc.                                2,800        113,456
  Bright Horizons Family Solutions, Inc. (a)  3,350        129,511
  Knoll, Inc.                                 6,400        140,800
  Mobile Mini, Inc. (a)                       4,950        133,353
  Resources Connection, Inc. (a)              4,100        130,544
                                                       -----------
                                                           647,664
                                                       -----------
CONSTRUCTION & ENGINEERING - 2.4%
  EMCOR Group, Inc. (a)                       2,400        136,440
  MasTec, Inc. (a)                           10,550        121,747
                                                       -----------
                                                           258,187
                                                       -----------
CONSUMER FINANCE - 1.9%
  Cash America International, Inc.            4,400        206,360
                                                       -----------

CONTAINERS & PACKAGING - 1.3%
  Silgan Holdings Inc.                        3,300        144,936
                                                       -----------

DIVERSIFIED MANUFACTURING - 1.0%
  Raven Industries, Inc.                      4,200        112,560
                                                       -----------

EDUCATION SERVICES - 1.1%
  Laureate Education Inc. (a)                 2,400        116,712
                                                       -----------

------------------------------------------------------------------
COMMON STOCKS                                SHARES          VALUE
------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.0%
  Axsys Technologies, Inc. (a)                4,000    $    70,280
  I.D. Systems, Inc. (a)                      3,800         71,516
  MTS Systems Corporation                     1,600         61,792
  Rofin-Sinar Technologies, Inc. (a)          1,900        114,874
  Rogers Corporation (a)                      2,200        130,130
  Veeco Instruments Inc. (a)                  5,200         97,396
                                                       -----------
                                                           545,988
                                                       -----------
ENERGY EQUIPMENT & SERVICES - 3.1%
  Dril-Quip, Inc. (a)                         2,500         97,900
  Hydril (a)                                  1,500        112,785
  Superior Well Services, Inc. (a)            5,100        130,356
                                                       -----------
                                                           341,041
                                                       -----------
FOOD & STAPLES RETAILING - 3.5%
  Pathmark Stores, Inc. (a)                   8,650         96,448
  Reddy Ice Holdings, Inc.                    5,750        148,465
  United Natural Foods, Inc. (a)              3,900        140,088
                                                       -----------
                                                           385,001
                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
  ArthroCare Corporation (a)                  2,650        105,788
  Immucor, Inc. (a)                           2,000         58,460
  IntraLase Corp (a)                          6,700        149,946
                                                       -----------
                                                           314,194
                                                       -----------
HEALTH CARE PROVIDERS & SERVICES - 3.7%
  inVentiv Health Inc. (a)                    4,250        150,237
  MWI Veterinary Supply, Inc. (a)             2,700         87,210
  PSS World Medical, Inc. (a)                 8,350        163,076
                                                       -----------
                                                           400,523
                                                       -----------
HOTELS, RESTAURANTS & LEISURE - 3.5%
  The Cheesecake Factory Incorporated (a)     3,850         94,710
  IHOP Corp.                                  1,450         76,415
  Landry's Restaurants, Inc.                  3,250         97,792
  LIFE TIME FITNESS, Inc. (a)                 2,300        111,573
                                                       -----------
                                                           380,490
                                                       -----------
HOUSEHOLD DURABLES - 1.2%
  Tempur-Pedic International Inc. (a)         6,200        126,852
                                                       -----------

INFORMATION TECHNOLOGY SERVICES - 1.3%
  Ness Technologies Inc. (a)                 10,150        144,739
                                                       -----------

INSURANCE - 3.7%
  American Equity Investment Life
    Holding Company                           9,350        121,830
  Argonaut Group, Inc. (a)                    4,200        146,412
  Max Re Capital Ltd. (b)                     5,450        135,269
                                                       -----------
                                                           403,511
                                                       -----------
INTERNET SOFTWARE & SERVICES - 0.6%
  Access Integrated Technologies Inc. -
    Class A (a)                               7,500         65,400
                                                       -----------

MACHINERY - 4.9%
  Albany International Corp. - Class A        2,900         95,439
  CLARCOR Inc.                                4,200        142,002
  Franklin Electric Co., Inc.                 3,000        154,170
  Gehl Company (a)                            3,350         92,225
  Nordson Corporation                         1,150         57,305
                                                       -----------
                                                           541,141
                                                       -----------


   The accompanying notes are an integral part of these financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

------------------------------------------------------------------
COMMON STOCKS                                SHARES          VALUE
------------------------------------------------------------------
MARINE - 2.2%
  Kirby Corporation (a)                       3,700     $  126,281
  Quintana Maritime Ltd. (b)                 10,450        115,159
                                                       -----------
                                                           241,440
                                                       -----------
MEDIA - 1.2%
  Entercom Communications Corp. - Class A     4,850        136,673
                                                       -----------

MULTILINE RETAIL - 1.0%
  Conn's, Inc. (a)                            4,650        108,205
                                                       -----------

OIL & GAS DRILLING - 1.1%
  Union Drilling, Inc. (a)                    8,850        124,608
                                                       -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.2%
  Cabot Oil & Gas Corporation                 2,050        124,332
  Encore Acquisition Company (a)              3,400         83,402
  Parallel Petroleum Corporation (a)          5,050         88,729
  St. Mary Land & Exploration Company         1,450         53,418
                                                       -----------
                                                           349,881
                                                       -----------
PHARMACEUTICALS - 2.0%
  Bentley Pharmaceuticals, Inc. (a)           8,100         82,377
  Perrigo Company                             7,900        136,670
                                                       -----------
                                                           219,047
                                                       -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.0%
  Cirrus Logic, Inc. (a)                     14,200         97,696
  RF Micro Devices, Inc. (a)                 16,130        109,523
  Spansion Inc. - Class A (a)                 8,100        120,366
                                                       -----------
                                                           327,585
                                                       -----------
SOFTWARE - 7.4%
  Ariba, Inc. (a)                            12,550         97,137
  i2 Technologies, Inc. (a)                   6,600        150,612
  Nuance Communications, Inc. (a)            17,650        202,269
  Parametric Technology Corporation (a)       7,150        128,843
  TIBCO Software Inc. (a)                    13,200        124,608
  Verint Systems Inc. (a)                     3,300        113,124
                                                       -----------
                                                           816,593
                                                       -----------
SPECIALTY RETAIL - 5.6%
  Charming Shoppes, Inc. (a)                  5,900         79,827
  Gamestop Corporation - Class A (a)          2,050        112,975
  Jos. A. Bank Clothiers, Inc. (a)            3,400         99,790
  Rent-A-Center, Inc. (a)                     5,150        151,977
  Stein Mart, Inc.                            5,700         75,582
  Tractor Supply Company (a)                  2,100         93,891
                                                       -----------
                                                           614,042
                                                       -----------
THRIFTS & MORTGAGE FINANCE - 1.0%
  City Bank                                   3,150        112,770
                                                       -----------

TRADING COMPANIES & DISTRIBUTORS - 1.5%
  Anixter International, Inc. (a)             2,950        160,185
                                                       -----------

WIRELESS TELECOMMUNICATION SERVICES - 2.4%
  Premiere Global Services, Inc. (a)         13,850        130,744
  SBA Communications Corporation -
     Class A (a)                              4,900        134,750
                                                       -----------
                                                           265,494
                                                       -----------

TOTAL COMMON STOCKS
    (Cost $9,264,034)                                   10,488,566
                                                       -----------

------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.4%                SHARES          VALUE
------------------------------------------------------------------
MONEY MARKET FUNDS - 4.4%
  Columbia Money Market Reserves Fund -
    Capital Shares                          309,483    $   309,483
  Dreyfus Cash Management Fund -
    Investor Shares1                         68,702        168,702
                                                       -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $478,185)                                        478,185
                                                       -----------

  TOTAL INVESTMENTS - 100.1%
    (Cost $9,742,219)                                   10,966,751

  Liabilities in Excess of Other Assets - (0.1)%            (9,905)
                                                       -----------

  TOTAL NET ASSETS - 100.0%                            $10,956,846
                                                       ===========

     (a)  Non-income producing security.
     (b)  Dollar-denominated foreign security.


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

------------------------------------------------------------------
ASSET BACKED                              PRINCIPAL
SECURITIES - 0.1%                            AMOUNT          VALUE
------------------------------------------------------------------
  FedEx Corp.
      Series 981, Class C, 7.02%, 01/15/2016
        Sinkable 07/15/2007              $   50,698    $    53,334
                                                       -----------

TOTAL ASSET BACKED SECURITIES
    (Cost $54,503)                                          53,334
                                                       -----------
------------------------------------------------------------------
CORPORATE BONDS - 72.6%
------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.2%
  General Dynamics Corporation
    4.50%, 08/15/2010                       500,000        489,784
  Raytheon Company
    5.50%, 11/15/2012                       447,000        450,363
  United Technologies Corporation
    6.35%, 03/01/2011                       300,000        312,215
                                                       -----------
                                                         1,252,362
                                                       -----------
ASSET MANAGEMENT - 1.0%
  Mellon Funding Corporation
    6.70%, 03/01/2008                       400,000        405,005
                                                       -----------

BUILDING PRODUCTS - 0.3%
  Masco Corporation
    5.75%, 10/15/2008                       100,000        100,423
                                                       -----------

CHEMICALS - 1.8%
  The Lubrizol Corporation
    5.50%, 10/01/2014                       750,000        732,287
                                                       -----------

COMMERCIAL BANKS - 1.9%
  Landesbank Baden-Wuerttemberg (b)
    6.35%, 04/01/2012                        45,000         47,151
  National City Bank
    6.20%, 12/15/2011                       500,000        519,722
  Northern Trust Company
    7.10%, 08/01/2009                       168,000        175,271
                                                       -----------
                                                           742,144
                                                       -----------
COMMERCIAL SERVICES & SUPPLIES - 3.0%
  CP&L, Inc.
    6.80%, 08/15/2007                       300,000        302,201
  International Lease Finance Corporation:
    6.375%, 03/15/2009                      540,000        551,910
    5.00%, 04/15/2010                        40,000         39,589
  Pitney Bowes Inc.
    3.875%, 06/15/2013                      300,000        274,989
                                                       -----------
                                                         1,168,689
                                                       -----------
COMMUNICATIONS EQUIPMENT - 3.0%
  Cisco Systems, Inc.
    5.25%, 02/22/2011                       400,000        401,372
  Motorola, Inc.
    7.625%, 11/15/2010                      740,000        797,450
                                                       -----------
                                                         1,198,822
                                                       -----------
COMPUTERS & PERIPHERALS - 3.1%
  Hewlett-Packard Company
    5.50%, 07/01/2007                       750,000        750,910
  International Business Machines Corporation
    4.375%, 06/01/2009                      500,000        491,677
                                                       -----------
                                                         1,242,587
                                                       -----------

------------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT          VALUE
------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.1%
  Centex Corporation
    7.50%, 01/15/2012                    $   40,000    $    42,796
                                                       -----------

CONSUMER FINANCE - 3.4%
  American General Finance Corporation
    4.625%, 05/15/2009                      490,000        482,529
  ASIF Global Financing XVIII (a)
    3.85%, 11/26/2007
    (Acquired 01/06/2004, Cost $326,426)    325,000        320,714
  General Electric Capital Corporation
    4.25%, 12/01/2010                        30,000         29,052
  HSBC Finance Corporation
    6.50%, 11/15/2008                       510,000        521,568
                                                       -----------
                                                         1,353,863
                                                       -----------
DIVERSIFIED FINANCIAL SERVICES - 2.3%
  AXA Financial, Inc.
    7.75%, 08/01/2010                        25,000         26,948
  CIT Group Inc.:
    6.875%, 11/01/2009                      150,000        156,149
    4.75%, 12/15/2010                        30,000         29,406
  Textron Financial Corporation:
    5.875%, 06/01/2007                       60,000         60,130
    6.00%, 11/20/2009                       440,000        449,664
  Wells Fargo Financial, Inc.
    5.50%, 08/01/2012                       200,000        202,587
                                                       -----------
                                                           924,884
                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.3%
  ALLTEL Corporation
    7.00%, 07/01/2012                       150,000        156,011
  BellSouth Corporation
    6.00%, 10/15/2011                       500,000        513,516
  SBC Communications Inc.
    5.10%, 09/15/2014                        50,000         48,624
  Sprint Capital Corp.
    8.375%, 03/15/2012                       45,000         50,065
  Verizon Global Funding Corp.:
    6.125%, 06/15/2007                      250,000        250,659
    7.25%, 12/01/2010                        10,000         10,669
    7.375%, 09/01/2012                      250,000        273,649
                                                       -----------
                                                         1,303,193
                                                       -----------
ELECTRIC UTILITIES - 1.3%
  TXU Energy Co.
    7.00%, 03/15/2013                       500,000        523,835
                                                       -----------

ELECTRICAL EQUIPMENT - 0.8%
  Arrow Electronics, Inc.
    9.15%, 10/01/2010                        40,000         44,735
  Emerson Electric Co.
    5.75%, 11/01/2011                       250,000        255,513
                                                       -----------
                                                           300,248
                                                       -----------
ENERGY EQUIPMENT & SERVICES - 1.5%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                       555,000        562,284
  Halliburton Company
    5.50%, 10/15/2010                        40,000         39,963
                                                       -----------
                                                           602,247
                                                       -----------
FOOD PRODUCTS - 1.2%
  The Hershey Company
    4.85%, 08/15/2015                       500,000        483,734
                                                       -----------



   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

------------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT          VALUE
------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 3.7%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                   $  600,000    $   610,682
  The Procter & Gamble Company
      8.00%, 09/01/2024
        Putable 09/01/2014                  675,000        860,515
                                                       -----------
                                                         1,471,197
                                                       -----------
INDUSTRIAL AUTOMATION - 0.9%
  Rockwell Automation, Inc.
    6.15%, 01/15/2008                       370,000        371,574
                                                       -----------

INSURANCE - 1.0%
  The Hartford Financial Services Group, Inc.
    4.70%, 09/01/2007                       100,000         99,518
  Massmutual Global Funding II (a)
    3.25%, 06/15/2007
    (Acquired 12/03/2003, Cost $284,399)    285,000        282,393
                                                       -----------
                                                           381,911
                                                       -----------
INVESTMENT BANK & BROKERAGE - 4.5%
  The Bear Stearns Companies Inc.
    5.30%, 10/30/2015                       500,000        494,241
  Credit Suisse First Boston USA
    6.50%, 01/15/2012                        45,000         47,342
  The Goldman Sachs Group, Inc.:
    5.15%, 01/15/2014                        30,000         29,596
    5.125%, 01/15/2015                      500,000        489,332
  Lehman Brothers Holdings, Inc.
    7.00%, 02/01/2008                       540,000        549,269
  Merrill Lynch & Co., Inc.
    3.125%, 07/15/2008                      195,000        188,952
                                                       -----------
                                                         1,798,732
                                                       -----------
MACHINERY - 1.2%
  Dover Corporation
    6.50%, 02/15/2011                       450,000        468,766
                                                       -----------

MEDIA - 1.7%
  The Walt Disney Company
    6.375%, 03/01/2012                      635,000        666,232
                                                       -----------

METALS & MINING - 2.6%
  Alcoa Inc.:
    6.50%, 06/01/2011                       400,000        417,908
    6.00%, 01/15/2012                       600,000        616,349
                                                       -----------
                                                         1,034,257
                                                       -----------
MULTILINE RETAIL - 4.2%
  Dollar General Corporation
    8.625%, 06/15/2010                      450,000        480,375
  J.C. Penney Co., Inc.
    7.65%, 08/15/2016                       500,000        550,537
  Target Corporation:
    6.35%, 01/15/2011                       100,000        104,150
    5.875%, 03/01/2012                      500,000        514,489
                                                       -----------
                                                         1,649,551
                                                       -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.2%
  Sempra Energy
    4.621%, 05/17/2007                       60,000         59,776
                                                       -----------

------------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT          VALUE
------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 10.0%
  Amerada Hess Corporation
    6.65%, 08/15/2011                    $  400,000    $   416,921
  Apache Corporation
    6.25%, 04/15/2012                       690,000        717,237
  Burlington Resources Finance Company (b)
    6.68%, 02/15/2011                       400,000        420,511
  Noble Energy, Inc.
    5.25%, 04/15/2014                       450,000        433,415
  Occidental Petroleum Corporation
    6.75%, 01/15/2012                       648,000        688,215
  Ocean Energy Inc.
    4.375%, 10/01/2007                      238,000        236,174
  ONEOK, Inc.
    5.20%, 06/15/2015                        40,000         37,794
  USX Corporation
    9.125%, 01/15/2013                      409,000        487,000
  XTO Energy, Inc.
    6.25%, 04/15/2013                       500,000        516,400
                                                       -----------
                                                         3,953,667
                                                       -----------
REAL ESTATE - 1.8%
  EOP Operating Limited Partnership:
    7.75%, 11/15/2007                       105,000        107,187
    4.65%, 10/01/2010                       525,000        521,784
  Health Care Property Investors, Inc.
    6.45%, 06/25/2012                        20,000         20,673
  Health Care REIT, Inc.
    8.00%, 09/12/2012                        50,000         55,023
                                                       -----------
                                                           704,667
                                                       -----------
RESTAURANTS - 1.6%
  McDonald's Corporation
    6.00%, 04/15/2011                       610,000        625,890
                                                       -----------

ROAD & RAIL - 1.7%
  Burlington Northern Santa Fe Corporation:
    6.125%, 03/15/2009                       40,000         40,652
    6.75%, 07/15/2011                       600,000        634,004
                                                       -----------
                                                           674,656
                                                       -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.3%
  Applied Materials, Inc.
    6.75%, 10/15/2007                       500,000        504,482
                                                       -----------

SOFTWARE - 1.5%
  Oracle Corporation
    6.91%, 02/15/2007                       600,000        600,877
                                                       -----------

SPECIALTY RETAIL - 3.5%
  The Home Depot, Inc.
    4.625%, 08/15/2010                      500,000        489,888
  Lowe's Companies, Inc.:
    8.25%, 06/01/2010                       650,000        710,865
    5.00%, 10/15/2015                       200,000        192,997
                                                       -----------
                                                         1,393,750
                                                       -----------
  TOTAL CORPORATE BONDS
    (Cost $29,013,368)                                  28,737,104
                                                       -----------

   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2006

------------------------------------------------------------------
                                          SHARES OR
MUNICIPAL                                 PRINCIPAL
BONDS - 1.5%                                 AMOUNT          VALUE
------------------------------------------------------------------
  Fiscal Year 2005 Securitization Corp. NY
    3.40%, 08/15/2008                    $  220,000    $   217,197
  Southern California Public Power Authority
    Power Project
    6.93%, 05/15/2017                       330,000        373,006
                                                       -----------

TOTAL MUNICIPAL BONDS
    (Cost $599,362)                                        590,203
                                                       -----------

------------------------------------------------------------------
PREFERRED STOCKS - 1.9%
------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 1.9%
  The Goldman Sachs Group, Inc.              20,000        522,400
  Lehman Brothers Holdings, Inc.
    Callable 10/31/2008                       9,000        227,430
                                                       -----------

TOTAL PREFERRED STOCKS
    (Cost $724,280)                                        749,830
                                                       -----------

------------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 16.8%
------------------------------------------------------------------
FANNIE MAE - 4.1%
  5.00%, 02/27/2008
    Callable 02/27/2007                     760,000        758,227
  6.00%, 05/15/2011                         120,000        125,068
  5.00%, 04/15/2015                         750,000        752,721
                                                       -----------
                                                         1,636,016
                                                       -----------
FEDERAL HOME LOAN BANK - 3.4%
  5.75%, 10/15/2007
    Putable 04/15/2007                      855,000        858,122
  4.90%, 11/21/2007                         500,000        498,625
                                                       -----------
                                                         1,356,747
                                                       -----------
FREDDIE MAC - 2.5%
  4.20%, 12/28/2007                       1,000,000        990,424
                                                       -----------

U.S. TREASURY INFLATION INDEXED BONDS - 2.7%
  3.625%, 01/15/2008                        331,072        334,707
  2.375%, 04/15/2011                        508,435        506,569
  1.625%, 01/15/2015                        221,976        209,005
                                                       -----------
                                                         1,050,281
                                                       -----------
U.S. TREASURY NOTES - 4.1%
  6.50%, 02/15/2010                         115,000        120,844
  5.00%, 08/15/2011                         700,000        710,008
  4.50%, 02/15/2016                         500,000        492,188
  5.125%, 05/15/2016                        300,000        309,106
                                                       -----------
                                                         1,632,146
                                                       -----------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $6,711,097)                                    6,665,614
                                                       -----------

------------------------------------------------------------------
                                          SHARES OR
                                          PRINCIPAL
SHORT-TERM INVESTMENTS - 5.7%                AMOUNT          VALUE
------------------------------------------------------------------
CORPORATE BONDS - 3.0%
  General Electric Capital Corporation
    5.00%, 02/15/2007                    $  200,000    $   199,926
  Viacom Inc.
    5.625%, 05/01/2007                    1,000,000      1,000,596
                                                       -----------
                                                         1,200,522
                                                       -----------
MONEY MARKET FUND - 0.9%
  Columbia Money Market Reserves Fund -
    Capital Shares                          335,942        335,942
                                                       -----------

U.S. GOVERNMENT & AGENCY ISSUES - 1.8%
  Federal Home Loan Bank
    5.26%, 10/19/2007
      Callable 01/19/2007                   725,000        724,613
                                                       -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $2,260,848)                                    2,261,077
                                                       -----------

  TOTAL INVESTMENTS - 98.6%
    (Cost $39,363,458)                                  39,057,162

  Other Assets in Excess of Liabilities - 1.4%             561,103
                                                       -----------

  TOTAL NET ASSETS - 100.0%                            $39,618,265
                                                       ===========

     (a) Restricted security. Purchased shares in a private placement transaction. Resale to the public may require registration or may extend only to qualified institutional buyers. The aggregate amount was $603,107 representing 1.54% of the Portfolio.

     (b)  Dollar-denominated foreign security.

   The accompanying notes are an integral part of these financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                                               LKCM           LKCM          LKCM           LKCM
                                                                              AQUINAS        AQUINAS      AQUINAS     AQUINAS FIXED
                                                                            VALUE FUND    GROWTH FUND  SMALL CAP FUND  INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................................    $39,939,519    $59,294,105   $10,966,751   $39,057,162
Dividends and interest receivable......................................         42,043         44,806         9,389       587,249
Receivable for fund shares sold........................................          6,812         36,206           410        39,047
Other assets...........................................................          9,031         10,184        12,335         8,865
                                                                           -----------    -----------   -----------   -----------
  Total assets.........................................................     39,997,405     59,385,301    10,988,885    39,692,323
                                                                           -----------    -----------   -----------   -----------

LIABILITIES:
Payable for investment advisory fees...................................         91,107        138,563        10,057        42,800
Payable for fund shares redeemed.......................................          2,786        132,311            37            --
Distribution expense payable...........................................         47,370         74,793         8,722            --
Accrued expenses and other liabilities.................................         30,369         42,782        13,223        31,258
                                                                           -----------    -----------   -----------   -----------
  Total liabilities...................................................         171,632        388,449        32,039        74,058
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $39,825,773    $58,996,852   $10,956,846   $39,618,265
                                                                           ===========    ===========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital........................................................    $30,758,046    $54,221,131   $ 9,952,046   $40,045,654
Undistributed net investment income....................................             --             --            --         1,156
Accumulated net realized gain (loss) on securities.....................        450,059        360,508      (219,732)     (122,249)
Net unrealized appreciation (depreciation) on investments..............      8,617,668      4,415,213     1,224,532      (306,296)
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $39,825,773    $58,996,852   $10,956,846   $39,618,265
                                                                           ===========    ===========   ===========   ===========

NET ASSETS.............................................................    $39,825,773    $58,996,852   $10,956,846   $39,618,265
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized)..........................................................      2,904,270      3,817,748     1,666,198     4,037,013
Net asset value per share
  (offering and redemption price)......................................    $     13.71    $     15.45   $      6.58   $      9.81
                                                                           ===========    ===========   ===========   ===========

* Cost of Investments..................................................    $31,321,851    $54,878,892   $ 9,742,219   $39,363,458
                                                                           ===========    ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                              LKCM           LKCM          LKCM           LKCM
                                                                             AQUINAS        AQUINAS       AQUINAS     AQUINAS FIXED
                                                                           VALUE FUND     GROWTH FUND  SMALL CAP FUND  INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................................    $   753,614     $  552,910   $    46,113   $    42,619
Interest...............................................................         48,633        171,724        24,692     1,882,680
                                                                           -----------     ----------   -----------   -----------
  Total income........................................................         802,247        724,634        70,805     1,925,299
                                                                           -----------     ----------   -----------   -----------

EXPENSES:
Investment advisory fees ..............................................        373,566        593,296        89,845       244,434
Distribution expense ..................................................        103,768        164,804        22,462            --
Administrative fees....................................................         33,560         54,025        20,225        33,345
Accounting and transfer agent fees and expenses........................         52,155         68,645        38,214        71,148
Professional fees......................................................         15,746         25,694         3,356        15,577
Federal and state registration.........................................         19,005         21,599        19,827        19,019
Custody fees and expenses..............................................          5,579          8,038         9,325         5,147
Reports to shareholders................................................          6,987         12,180         1,557         6,920
Trustees' fees.........................................................          4,393          7,155           830         4,618
Other .................................................................          4,567          7,375         3,000         4,779
                                                                           -----------     ----------   -----------   -----------
  Total expenses.......................................................        619,326        962,811       208,641       404,987
  Less, expense waiver and/or
    reimbursement......................................................             --             --       (73,873)      (79,076)
                                                                           -----------     ----------   -----------   -----------
  Net expenses.........................................................        619,326        962,811       134,768       325,911
                                                                           -----------     ----------   -----------   -----------
NET INVESTMENT INCOME (LOSS)...........................................        182,921       (238,177)      (63,963)    1,599,388
                                                                           -----------     ----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments................................      3,698,983        585,630     1,101,782       (63,963)
Net change in unrealized appreciation/depreciation on investments......      2,237,358       (960,702)       66,752       (24,857)
                                                                           -----------     ----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.......................................................      5,936,341       (375,072)    1,168,534       (88,820)
                                                                           -----------     ----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............................................    $ 6,119,262     $ (613,249)  $ 1,104,571   $ 1,510,568
                                                                           ===========     ==========   ===========   ===========

* Net of foreign taxes withheld........................................    $       806     $    3,246   $        --   $        --
                                                                           ===========     ==========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                   VALUE FUND                    GROWTH FUND

                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2006           2005          2006           2005
                                                                           -----------    -----------   -----------   -----------
OPERATIONS:
Net investment income (loss)............................................   $   182,921    $   157,369   $  (238,177)  $   171,030
Net realized gain on investments .......................................     3,698,983      3,082,006       585,630       472,796
Net change in unrealized appreciation/depreciation on investments......      2,237,358     (1,537,265)     (960,702)    5,338,281
                                                                           -----------    -----------   -----------   -----------

  Net increase (decrease) in net assets................................
    resulting from operations...........................................     6,119,262      1,702,110      (613,249)    5,982,107
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................      (301,160)       (54,531)           --      (173,759)
Net realized gain on investments........................................    (1,251,226)            --      (481,852)   (1,731,877)
                                                                           -----------    -----------   -----------   -----------
                                                                            (1,552,386)       (54,531)     (481,852)   (1,905,636)
                                                                           -----------    -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C).....................................     (7,430,832)    (1,722,864)  (14,514,040)   12,095,490
                                                                           -----------    -----------   -----------   -----------

Total increase (decrease) in net assets.................................    (2,863,956)       (75,285)  (15,609,141)   16,171,961

NET ASSETS:
Beginning of period.....................................................    42,689,729     42,765,014    74,605,993    58,434,032
                                                                           -----------    -----------   -----------   -----------
End of period *.........................................................   $39,825,773    $42,689,729   $58,996,852   $74,605,993
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:.................................................   $        --    $   118,223   $        --   $        --
                                                                           ===========    ===========   ===========   ===========

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                 SMALL CAP FUND               FIXED INCOME FUND

                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2006           2005          2006           2005
                                                                           -----------     ----------   -----------   -----------
OPERATIONS:
Net investment income (loss)............................................   $   (63,963)    $  (84,695)  $ 1,599,388   $ 1,622,813
Net realized gain (loss) on investments ................................     1,101,782        328,021       (63,963)      104,162
Net change in unrealized appreciation/depreciation on investments.......        66,752        (35,568)      (24,857)     (901,763)
                                                                           -----------     ----------   -----------   -----------

  Net increase in net assets
    resulting from operations..........................................      1,104,571        207,758     1,510,568       825,212
                                                                           -----------     ----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................            --             --    (1,621,812)   (1,626,609)
Net realized gain on investments........................................            --             --            --      (151,578)
                                                                           -----------     ----------   -----------   -----------
                                                                                    --             --    (1,621,812)   (1,778,187)
                                                                           -----------     ----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................     2,788,192       (719,033)   (3,052,240)   (2,381,653)
                                                                           -----------     ----------   -----------   -----------

Total increase (decrease) in net assets.................................     3,892,763       (511,275)   (3,163,484)   (3,334,628)

NET ASSETS:
Beginning of period.....................................................     7,064,083      7,575,358    42,781,749    46,116,377
                                                                           -----------     ----------   -----------   -----------
End of period *.........................................................   $10,956,846     $7,064,083   $39,618,265   $42,781,749
                                                                           ===========     ==========   ===========   ===========

* Including undistributed net
  investment income of:................................................    $        --     $       --   $     1,156   $     8,793
                                                                           ===========     ==========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                                      LKCM AQUINAS VALUE FUND
                                                                   Year          Year         Year           Year          Year
                                                                   Ended         Ended        Ended         Ended          Ended
                                                                December 31,  December 31,  December 31,  December 31,  December 31,
                                                                    2006         2005(1)       2004          2003           2002
                                                                  --------      --------     --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD..........................   $  12.24      $  11.77     $  10.17      $   7.95      $  10.22
                                                                  --------      --------     --------      --------      --------
Net investment income..........................................       0.07          0.04         0.02          0.03          0.01
Net realized and unrealized gain (loss) on investments.........       1.95          0.44         1.60          2.22         (2.27)
                                                                  --------      --------     --------      --------      --------
    Total from investment operations...........................       2.02          0.48         1.62          2.25         (2.26)
                                                                  --------      --------     --------      --------      --------
Dividends from net investment income...........................      (0.11)        (0.01)       (0.02)        (0.03)        (0.01)
Distributions from net realized gains..........................      (0.44)         --            --             --            --
                                                                  --------      --------     --------      --------      --------
    Total dividends and distributions..........................      (0.55)        (0.01)       (0.02)        (0.03)        (0.01)
                                                                  --------      --------     --------      --------      --------
NET ASSET VALUE - END OF PERIOD................................   $  13.71      $  12.24     $  11.77      $  10.17      $   7.95
                                                                  ========      ========     ========      ========      ========
TOTAL RETURN...................................................     16.51%         4.13%       15.93%        28.29%       (22.11)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..........................   $ 39,826      $ 42,690     $ 42,765      $ 40,470      $ 33,783
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement...................      1.49%         1.55%        1.57%         1.59%         1.55%
  After expense waiver and/or reimbursement....................      1.49%         1.52%(2  )   1.53%         1.50%         1.50%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement...................      0.44%         0.34%        0.17%         0.21%         0.06%
  After expense waiver and/or reimbursement....................      0.44%         0.37%        0.21%         0.30%         0.11%
Portfolio turnover rate........................................        47%           71%          61%           70%           45%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment
     Advisers, Inc. to Luther King Capital Management Corporation.

(2) The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                                       LKCM AQUINAS GROWTH FUND
                                                                   Year            Year          Year         Year         Year
                                                                   Ended           Ended         Ended       Ended         Ended
                                                                December 31,    December 31, December 31, December 31,  December 31,
                                                                    2006          2005(1)        2004        2003           2002
                                                                  --------       --------      --------    --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD..........................   $  15.61       $  14.67      $  13.58    $  11.26       $  14.61
                                                                  --------       --------      --------    --------       --------
Net investment income (loss)...................................      (0.06)(2)       0.03         (0.07)      (0.08)         (0.10)
Net realized and unrealized gain (loss) on investments.........       0.03           1.31          1.16        2.40          (3.25)
                                                                  --------       --------      --------    --------       --------
    Total from investment operations...........................      (0.03)          1.34          1.09        2.32          (3.35)
                                                                  --------       --------      --------    --------       --------
Dividends from net investment income...........................         --          (0.03)         --           --              --
Distributions from net realized gains..........................      (0.13)         (0.37)         --           --              --
                                                                  --------       --------      --------    --------       --------
    Total dividends and distributions..........................      (0.13)         (0.40)         --           --              --
                                                                  --------       --------      --------    --------       --------
NET ASSET VALUE - END OF PERIOD................................   $  15.45       $  15.61      $  14.67    $  13.58       $  11.26
                                                                  ========       ========      ========    ========       ========
TOTAL RETURN...................................................    (0.22)%          9.15%         8.03%      20.60%        (22.93)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..........................   $ 58,997       $ 74,606      $ 58,434    $ 57,818       $ 48,773
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement...................      1.46%          1.51%         1.55%       1.58%          1.54%
  After expense waiver and/or reimbursement....................      1.46%          1.51%(3)      1.53%       1.50%          1.50%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement...................    (0.36)%         0.25%        (0.50)%     (0.70)%        (0.86)%
  After expense waiver and/or reimbursement....................    (0.36)%         0.25%        (0.48)%     (0.62)%        (0.82)%
Portfolio turnover rate........................................        73%          114%           196%        105%            94%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3) The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                   LKCM AQUINAS SMALL CAP FUND
                                                               Year           Year            Year           Year           Year
                                                               Ended          Ended           Ended         Ended           Ended
                                                            December 31,   December 31,    December 31,   December 31,  December 31,
                                                                2006          2005(1)          2004           2003           2002
                                                              --------       --------        --------       --------       --------
NET ASSET VALUE - BEGINNING OF PERIOD......................   $   5.82       $   5.66        $   5.50        $  4.21        $  6.08
                                                              --------       --------        --------       --------       --------
Net investment loss........................................      (0.04)(2)      (0.07)(2)       (0.09)         (0.08)         (0.08)
Net realized and unrealized gain (loss) on investments.....       0.80           0.23            0.25           1.37          (1.79)
                                                              --------       --------        --------       --------       --------
  Total from investment operations.........................       0.76           0.16            0.16           1.29          (1.87)
                                                              --------       --------        --------       --------       --------
NET ASSET VALUE - END OF PERIOD............................   $   6.58       $   5.82        $   5.66        $  5.50        $  4.21
                                                              ========       ========        ========       ========       ========
TOTAL RETURN...............................................     13.06%          2.83%           2.91%         30.64%        (30.76)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)......................   $ 10,957       $  7,064        $  7,575       $  7,283       $  5,419
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement...............      2.32%          2.65%           2.76%          2.99%          2.91%
  After expense waiver and/or reimbursement................      1.50%          1.73%(3)        1.95%          1.95%          1.95%
Ratio of net investment loss to average net assets:
  Before expense waiver and/or reimbursement...............    (1.53)%        (2.09)%         (2.62)%        (2.74)%        (2.72)%
  After expense waiver and/or reimbursement................    (0.71)%        (1.17)%         (1.81)%        (1.70)%        (1.76)%
Portfolio turnover rate....................................        91%           148%            260%           161%           113%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas
     Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11,
     2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management
     Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)  The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of
     1.50% effective July 11, 2005.

                                                                                   LKCM AQUINAS FIXED INCOME FUND
                                                                 Year           Year          Year           Year          Year
                                                                 Ended          Ended         Ended         Ended          Ended
                                                             December 31,   December 31,    December 31,  December 31,  December 31,
                                                                  2006         2005(1)         2004          2003          2002
                                                                --------      --------       --------      --------      --------
NET ASSET VALUE - BEGINNING OF PERIOD........................   $   9.84      $  10.06       $  10.16      $  10.23      $  10.07
                                                                --------      --------       --------      --------      --------
Net investment income........................................       0.40          0.37           0.34          0.35          0.50
Net realized and unrealized gain (loss) on investments.......      (0.03)        (0.19)          0.09          0.14          0.21
                                                                --------      --------       --------      --------      --------
  Total from investment operations...........................       0.37          0.18           0.43          0.49          0.71
                                                                --------      --------       --------      --------      --------
Dividends from net investment income.........................      (0.40)        (0.36)         (0.38)        (0.40)        (0.50)
Distributions from net realized gains........................         --         (0.04)         (0.15)        (0.16)        (0.05)
                                                                --------      --------       --------      --------      --------
  Total dividends and distributions..........................      (0.40)        (0.40)         (0.53)        (0.56)        (0.55)
                                                                --------      --------       --------      --------      --------
NET ASSET VALUE - END OF PERIOD..............................   $   9.81      $   9.84       $  10.06      $  10.16      $  10.23
                                                                ========      ========       ========      ========      ========
TOTAL RETURN.................................................      3.82%         1.75%          4.35%         4.90%         7.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................   $ 39,618     $  42,782       $ 46,116      $ 44,760      $ 47,688
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.................      0.99%         1.11%          1.19%         1.20%         1.12%
  After expense waiver and/or reimbursement..................      0.80%         0.93%(2)       1.02%         1.00%         1.00%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.................      3.92%         3.34%          3.20%         3.23%         4.83%
  After expense waiver and/or reimbursement..................      3.73%         3.52%          3.37%         3.43%         4.95%
Portfolio turnover rate......................................        24%          152%           147%          276%          168%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of 0.80% effective July 11, 2005.

   The accompanying notes are an integral part of these financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that Luther King Capital Management Corporation (the "Adviser") believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

    1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

    In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

    2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

    3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

    4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

    6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

    8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. Accordingly, at December 31, 2006, reclassifications were recorded as follows.

                                       LKCM        LKCM        LKCM        LKCM
                                      AQUINAS     AQUINAS     AQUINAS     AQUINAS
                                      VALUE       GROWTH     SMALL CAP     FIXED
                                       FUND        FUND        FUND     INCOME FUND
Undistributed net investment income     $16      $238,177    $65,907     $14,787
Accumulated gains                       (16)     (119,760)   (65,907)    (13,091)
Capital stock                            --      (118,417)        --      (1,696)

9. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2006, the Adviser waived and/or reimbursed the following expenses:

                                       LKCM        LKCM        LKCM        LKCM
                                      AQUINAS     AQUINAS     AQUINAS     AQUINAS
                                      VALUE       GROWTH     SMALL CAP     FIXED
                                       FUND        FUND        FUND     INCOME FUND
Annual Advisory Rate                   0.90%       0.90%       1.00%       0.60%
Annual Cap on Expenses                 1.50%       1.50%       1.50%       0.80%
Expenses Waived and/or Reimbursed        --          --      $73,873     $79,076

The Aquinas Value, Aquinas Growth, Aquinas Small-Cap and Aquinas Fixed Income Funds were the predecessor funds of the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds, respectively. All performance and operations reported for periods before July 11, 2005 represent the activity of the Aquinas Funds.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Aquinas Funds. U.S. Bank, N.A. serves as custodian for all LKCM Aquinas Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCMFunds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets for the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2006, fees accrued by the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $103,768, $164,804 and $22,462, respectively. C. FUND SHARES: At December 31, 2006, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       375,160   $  4,862,046                         517,266   $  6,199,674
Shares issued to shareholders in
  reinvestment of distributions                   105,201      1,451,764                           4,597         53,536
Shares redeemed                                (1,064,115)   (13,744,733)                       (666,873)    (7,976,246)
Redemption fee                                                        91                                            172
                                               ----------   ------------                      ----------   ------------
Net decrease                                     (583,754)  $ (7,430,832)                       (145,010)  $ (1,722,864)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             3,488,024                                      3,633,034
                                               ----------                                     ----------
End of period                                   2,904,270                                      3,488,024
                                               ==========                                     ==========

AQUINAS GROWTH FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       448,866   $  6,886,276                       1,599,321   $ 24,524,809
Shares issued to shareholders in
  reinvestment of distributions                    29,487        457,930                         119,414      1,869,173
Shares redeemed                                (1,439,660)   (21,858,281)                       (923,905)   (14,298,519)
Redemption fee                                                        35                                             27
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                          (961,307)  $(14,514,040)                        794,830   $ 12,095,490
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             4,779,055                                      3,984,225
                                               ----------                                     ----------
End of period                                   3,817,748                                      4,779,055
                                               ==========                                     ==========

AQUINAS SMALL CAP FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       939,257    $ 5,819,888                         144,954    $   793,472
Shares redeemed                                  (486,054)    (3,032,129)                       (269,227)    (1,512,510)
Redemption fee                                                       433                                              5
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                           453,203    $ 2,788,192                        (124,273)  $   (719,033)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             1,212,995                                      1,337,268
                                               ----------                                     ----------
End of period                                   1,666,198                                      1,212,995
                                               ==========                                     ==========

AQUINAS FIXED INCOME FUND
                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2006                              DECEMBER 31, 2005
                                                -----------------------                        -----------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       361,202    $ 3,540,812                         651,383   $  6,531,465
Shares issued to shareholders in
  reinvestment of distributions                   161,725      1,575,846                         168,655      1,681,749
Shares redeemed                                  (831,556)    (8,170,167)                     (1,060,527)   (10,597,055)
Redemption fee                                                     1,269                                          2,188
                                               ----------   ------------                      ----------   ------------
Net decrease                                     (308,629)  $ (3,052,240)                       (240,489) $  (2,381,653)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             4,345,642                                      4,586,131
                                               ----------                                     ----------
End of period                                   4,037,013                                      4,345,642
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At December 31, 2006, a foundation owns or is trustee for greater than 10% of the shares outstanding for each of the Funds.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006 were as follows:

                                                        PURCHASES                                       SALES
                                                  U.S.                                           U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               -----------    --------                        ----------    -----------
LKCM Aquinas Value Fund                        $     ____    $19,273,959                      $     ____    $27,546,250
LKCM Aquinas Growth Fund                             ____     45,716,772                            ____     56,068,432
LKCM Aquinas Small Cap Fund                          ____     10,316,605                            ____      7,789,752
LKCM Aquinas Fixed Income Fund                  3,284,675      7,781,272                       1,657,598      7,058,980

E. TAX INFORMATION: At December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                      LKCM                 LKCM                LKCM                LKCM
                                                     AQUINAS              AQUINAS             AQUINAS             AQUINAS
                                                      VALUE               GROWTH             SMALL CAP            FIXED
                                                      FUND                 FUND                FUND             INCOME FUND
Cost of Investments                               $31,377,023          $54,878,892          $9,743,851          $39,362,313
                                                  ===========          ===========          ==========          ===========
Gross Unrealized Appreciation                       8,627,580            6,244,059           1,406,893              239,720
Gross Unrealized Depreciation                         (65,084)          (1,828,846)           (183,993)            (544,871)
                                                  -----------           ----------           ---------           ----------
Net Unrealized Appreciation (Depreciation)        $ 8,562,496          $ 4,415,213          $1,222,900          $  (305,151)
                                                  ===========          ===========          ==========          ===========
Undistributed Ordinary Income                              --                   --                  --                   --
Undistributed Long-Term Capital Gain                  505,231              360,508                  --                   --
                                                  -----------           ----------           ---------           ----------
Total Distributable Earnings                          505,231              360,508                  --                   --
                                                  -----------           ----------           ---------           ----------
Other Accumulated Losses                                   --                   --            (218,100)            (122,238)
                                                  -----------           ----------           ---------           ----------
Total Accumulated Earnings (Losses)               $ 9,067,727          $ 4,775,721          $1,004,800          $  (427,389)
                                                  ===========          ===========          ==========          ===========

At December 31, 2006 the accumulated capital loss carryforwards were as follows:

                                                    LKCM                LKCM
                                                  AQUINAS              AQUINAS
                                                 SMALL CAP          FIXED INCOME
                                                    FUND                 FUND
--------------------------------------------------------------------------------
Expiring in 2010                                 $  218,100          $       --
Expiring in 2014                                         --             117,865
                                                 ----------          ----------
                                                 $  218,100          $  117,865
                                                 ==========          ==========

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2006, capital loss carryforwards of $1,039,451 and $1,913,261 were utilized by the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Value Fund, respectively. At December 31, 2006, the LKCM Aquinas Fixed Income Fund had net realized losses from transactions between November 1, 2006 and December 31, 2006 of $4,373, which are deferred for tax purposes and will be recognized in 2007.

The tax components of dividends paid during the year ended December 31, 2006 were as follows:

                                                ORDINARY       LONG-TERM
                                                 INCOME      CAPITAL GAINS
                                               ----------    -------------
LKCM Aquinas Value Fund                        $  301,144       $1,251,242
LKCM Aquinas Growth Fund                          455,653           26,199
LKCM Aquinas Small Cap Fund                            --               --
LKCM Aquinas Fixed Income Fund                  1,621,812               --

The tax components of dividends paid during the year ended December 31, 2005 were as follows:

                                               ORDINARY        LONG-TERM
                                                  INCOME     CAPITAL GAINS
                                               ----------    -------------
LKCM Aquinas Value Fund                        $   54,531       $       --
LKCM Aquinas Growth Fund                          234,999        1,670,637
LKCM Aquinas Small Cap Fund                            --               --
LKCM Aquinas Fixed Income Fund                  1,626,968          151,219

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the LKCM Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculations in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations on June 29, 2007. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds' financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of LKCM Aquinas Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, LKCM Aquinas Small Cap Fund, and LKCM Aquinas Fixed Income Fund (constituting the LKCM Aquinas Funds, hereafter referred to as the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds for each of the years ended December 31, 2004 and prior were audited by another independent registered public accounting firm whose report dated February 14, 2005 expressed an unqualified opinion on those financial highlights.

/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Milwaukee, WI
February 20, 2007

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                DECEMBER 31, 2006

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2006 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.
                             Value                                  100.00%
                            Growth                                  100.00%
                      Fixed Income                                    2.63%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

                             Value                                  100.00%
                            Growth                                  100.00%
                      Fixed Income                                    2.60%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code
Section 871(k)(1)( C ).

                             Value                                    5.68%
                            Growth                                   10.74%
                      Fixed Income                                  100.00%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)( C ).

Value                        0.00%
                            Growth                                  100.00%
                      Fixed Income                                    0.00%

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                        TERM OF                              PORTFOLIOS
                                                       OFFICE &          PRINCIPAL             IN FUND
                                  POSITION(S)           LENGTH          OCCUPATION             COMPLEX           OTHER
NAME, ADDRESS                      HELD WITH            OF TIME         DURING PAST           OVERSEEN       DIRECTORSHIPS
AND AGE                            THE FUND             SERVED1         FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                    Chairman              Since 2005   CEO, Texas Systems, LLC     9       Non-Executive Chairman of
301 Commerce Street               of the                             and CEO,                            the Board of AZZ
Suite 1600                        Board of Trustees                  Texaslearningsystems LLC            Incorporated, a
Fort Worth, TX 76102                                                 since 1999; Dean, M.J.              manufacturing company.
Age: 64                           Trustee               Since 1994   Neeley School of
                                                                     Business, Texas Christian
                                                                     University Business
                                                                     School from 1987
                                                                     to 2001.

------------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.             Trustee               Since 1994   Consultant; formerly        9       Priests Pension Fund
301 Commerce Street                                                  Consultant for NASDAQ               of the Catholic Diocese
Suite 1600                                                           Corp. and Vice President,           of Fort Worth, Lay
Fort Worth, TX 76102                                                 Merrill Lynch & Co., Inc.           Workers Pension
Age: 86                                                                                                  Fund of the Catholic
                                                                                                         Diocese of Fort Worth,
                                                                                                         St. Joseph Health
                                                                                                         Care Trust, Catholic
                                                                                                         Schools Trust and
                                                                                                         Catholic Foundation
                                                                                                         of North Texas.

------------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell                 Trustee               Since 2005  CPA, Consulting Services,    9       Red Robin Gourmet
301 Commerce Street                                                 since 2002; Audit Partner,              Burgers, Inc.
Suite 1600                                                          Arthur Anderson LLC from
Fort Worth, TX 76102                                                1974-2002.
Age: 64
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.2              Trustee, President    Since 1994  Chairman, President and      9       Employee Retirement Systems
301 Commerce Street               and Chief Executive               Director,                            of Texas, 4K Land & Cattle
Suite 1600                        Officer                           Luther King Capital                  Company, Hunt Forest
Fort Worth, TX 76102                                                Management Corporation               Products (lumber), Ruston
Age: 66                                                             since 1979.                          Industrial Corp. (forest
                                                                                                         products), JLK Venture Corp
                                                                                                         (private equity),
                                                                                                         Southwestern Exposition &
                                                                                                         Livestock, Southwest JLK,
                                                                                                         Texas Christian University,
                                                                                                         Texas Southwestern
                                                                                                         Cattleraisers Foundation
                                                                                                         and Tyler Technologies
                                                                                                         (information management
                                                                                                         company for government
                                                                                                         agencies).

1 Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

2    Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because of his affiliation with the Adviser.

                                                                 TERM OF
                                                                 OFFICE &                               PRINCIPAL
                                  POSITION(S)                     LENGTH                               OCCUPATION
NAME, ADDRESS                      HELD WITH                      OF TIME                              DURING PAST
AND AGE                            THE FUND                       SERVED                               FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.               President and                   Since                         Chairman, President and Director,
301 Commerce Street               Chief Executive                 1994                          Luther King Capital Management
Suite 1600                        Officer                                                       Corporation since 1979.
Fort Worth, TX 76102
Age: 66
--------------------------------------------------------------------------------------------------------------------------------
Paul W. Greenwell                 Vice President                  Since                         Principal, Luther King Capital
301 Commerce Street                                               1996                          Management since 1986,
Suite 1600                                                                                      Vice President and Portfolio
Fort Worth, TX 76102                                                                            Manager, Luther King Capital
Age: 56                                                                                         Management since 1983.
--------------------------------------------------------------------------------------------------------------------------------
Richard Lenart                    Secretary and                   Since                         Luther King Capital Management
301 Commerce Street               Treasurer                       2006                          since 2005, Vice President,
Suite 1600                                                                                      Aquinas Funds (2001-2005).
Fort Worth, TX 76102
Age: 40
--------------------------------------------------------------------------------------------------------------------------------
Steven R. Purvis                  Vice President                  Since                         Principal, Luther King Capital
301 Commerce Street                                               2000                          Management since 2003,
Suite 1600                                                                                      Vice President and Portfolio
Fort Worth, TX 76102                                                                            Manager, Luther King Capital
Age: 41                                                                                         Management since 1996.
--------------------------------------------------------------------------------------------------------------------------------
Jacob D. Smith                    Chief Compliance                Since                         General Counsel and Chief
301 Commerce Street               Officer                         2006                          Compliance Officer, Luther King
Suite 1600                                                                                      Capital Management since 2006,
Fort Worth, TX 76102                                                                            Enforcement Attorney, U.S.
Age: 32                                                                                         Securities and Exchange Commission
                                                                                                (2005-2006), Associate, Haynes
                                                                                                and Boone, LLP(2001-2005).
--------------------------------------------------------------------------------------------------------------------------------

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                                       33

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                                       34

                       This page intentionally left blank.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA             Richard Lenart
   Trustee,                             Secretary & Treasurer
   President

   Paul W. Greenwell                    Jacob D. Smith
   Vice President                       Chief Compliance Officer

   Steven R. Purvis, CFA
   Vice President

   H. Kirk Downey
   Chairman of the Board

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Suite 1800
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


                                                                ----------------
U.S. Bancorp Fund Services, LLC                                     PRESORTED
P.O. Box 701                                                        STANDARD
Milwaukee, WI 53201-0701                                         US POSTAGE PAID
                                                                  PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ----------------

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the "audit committee financial expert" and is considered to be "independent," as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed to the registrant by its principal accountant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees. As used below, (i) "audit fees" means the aggregate fees billed for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements,
(ii) "audit-related fees" means the aggregate fees billed for assurance and related services by the registrant's principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not included within the term "audit fees," and (iii) "tax fees" means the aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice, and tax planning.

----------------------------- ----------------------- -----------------------
                              FYE  12/31/2006         FYE  12/31/2005
----------------------------- ----------------------- -----------------------
Audit Fees                    $122,000                $130,400
Audit-Related Fees            $0                      $0
Tax Fees                      $42,930                 $30,275
All Other Fees                $0                      $0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours expended on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's principal accountant for services to the registrant and to the registrant's investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the principal accountant has not compromised the principal accountant's independence.

------------------------------------------- ------------------------ -----------------------
Non-Audit Related Fees                      FYE  12/31/2006          FYE  12/31/2005
------------------------------------------- ------------------------ -----------------------
Registrant                                  $42,930                  $30,275
Registrant's Investment Adviser             $0                       $0
------------------------------------------- ------------------------ -----------------------

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  LKCM Funds

         By (Signature and Title) /s/ Luther King
                                  ------------------------------------
                                  J. Luther King, Jr., President

         Date March 8, 2007



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ Luther King
                                  ------------------------------------
                                  J. Luther King, Jr., President

         Date March 8, 2007

         By (Signature and Title) /s/ Richard Lenart
                                  ------------------------------------
                                  Richard Lenart, Treasurer

         Date March 8, 2007